UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2022

Date of reporting period:	November 1, 2021 – October 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Fixed Income Absolute Return Fund

Annual report
10 | 31 | 22

Absolute return funds are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

FUND SYMBOL
CLASS A
PTRNX

Putnam Fixed Income
Absolute Return
Fund

Annual report
10 | 31 | 22

Message from the Trustees

December 8, 2022

Dear Fellow Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. This year, stocks and bonds have experienced losses, and U.S. gross domestic product has declined slightly. Persistent inflation has caused the U.S. Federal Reserve to raise interest rates, and it may maintain high interest rates in 2023 until inflation indicators move meaningfully lower.

While this environment is challenging, you can be confident that Putnam portfolio managers are working for you. Our teams are actively researching new and attractive investment opportunities for your fund while assessing risks.

We also would like to announce changes to the Board of Trustees. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/22. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 16.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Fixed Income Absolute Return Fund

Please describe the investing environment for the 12 months ended October 31, 2022.

After a relatively stable fourth quarter of calendar 2021, the market environment changed dramatically in 2022, with several headwinds stoking market volatility. Chief among these was the Federal Reserve’s accelerated plan to hike interest rates and aggressively reduce its asset portfolio to rein in historically high inflation. In addition, geopolitical tension increased as Russia invaded Ukraine in February and escalated its attack in the ensuing months.

In this environment, credit spreads widened and interest rates rose. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury note climbed from 1.55% at the start of the period to 4.10% by period-end. In anticipation of Fed policy changes, short-term yields rose even more, causing the yield curve to flatten, and then invert.

Tightening policy for the first time since 2018, the Fed approved a 0.25% hike in its target for short-term interest rates in March. The central

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Allocations are shown as a percentage of the fund’s net assets as of 10/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

bank implemented five more increases during 2022 — including one shortly after the period ended — to a range of 3.75% to 4.00% and signaled at least one more hike this year.

Sentiment began to shift following Fed Chair Jerome Powell’s comments about the pace of interest-rate hikes at the Jackson Hole symposium in August. Risk assets fell and U.S. Treasury yields rose across the curve as recession concerns grew.

From a sector perspective, all fixed income categories, except for short-term U.S. Treasury bills, posted losses. Government agency securities and securitized categories, such as commercial mortgage-backed securities [CMBS] and asset-backed securities, as well as floating-rate bank loans held up better than the broad fixed income market. With rising interest rates, risk aversion, and a strengthening dollar, investment-grade [IG] corporate credit and emerging market [EM] debt were among the weakest performers.

How did the fund perform during the reporting period?

The fund returned –3.51%, while its benchmark, the ICE BofA U.S. Treasury Bill Index, returned 0.62%.

What were the positive drivers of performance during the reporting period?

Mortgage credit strategies were the largest contributors to performance, driven primarily by CMBS. Exposure to CMBS mezzanine and CMBX added to returns as technicals remained

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strong and fundamentals improved. By way of explanation, CMBX is a group of tradeable indexes that each reference a basket of 25 CMBS issued in a particular year. Forbearance deals on commercial properties were supportive of the sector. We believe the outlook for certain property types has continued to improve, including hotel properties.

Currency risk strategies also added to returns. The strategy employs a hedge of safe-haven currencies, which typically do well in risk-off environments. The fund’s positioning is long in U.S. dollar, Japanese yen, and Swiss franc relative to the rest of G10 currencies, and this contributed to performance. The U.S. dollar strengthened against all major currencies through period-end.

Can you discuss detractors from the fund’s performance during the reporting period?

Term structure risk strategies were the largest detractors during the period, with primary underperformance in Q3 2022. The portfolio was positioned with long duration relative to the benchmark, and this weighed on returns as rates sold off sharply due to hawkish comments from the Fed. The fund’s structural duration positioning and discretionary relative

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/22. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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value strategies have been the largest drivers of underperformance.

Corporate credit risk strategies also detracted from performance. Both high-yield and investment-grade corporate spreads widened during the period as Fed tightening, inflation, and the Russia-Ukraine War spurred risk-off sentiment. Exposure to high yield, most notably in June 2022, was a large detractor. High-yield corporate spreads, as illustrated by the JPMorgan Developed High Yield Index, widened substantially — by 153 basis points [bps] — during the month to end at 621 bps, contributing to the high-yield corporate sector’s underperformance. Fed uncertainty and recession fears also stoked risk-off sentiment and added illiquidity to the challenges of the CLO [collateralized loan obligation] market, impacting the fund’s holdings. Exposure to convertible securities weighed slightly as recession concerns contributed to a decline in equity markets.

Prepayment strategies weighed on returns during the period. At the start of the year, the higher-interest-rate environment was supportive of prepayment strategies as rates rose significantly across the yield curve. The fund’s short mortgage basis positioning added to returns and benefited as the spread between mortgage interest rates and U.S. Treasuries widened. While prepayment speeds slowed, contributions from the agency interest-only [IO] positions took time to materialize. We believe the market has not yet priced in the fundamental improvements as investors have generally avoided risk and remain wary of prepayment surprises.

EM risk strategies modestly detracted. Spreads across EM have widened in 2022, causing underperformance across the sector. Higher interest rates have negatively impacted the sector, and increased recession risk has put downward pressure on the asset class.

How did the fund use derivatives during the reporting period?

The fund used futures and interest-rate swaps to take tactical positions at various points along the yield curve and to hedge the risk associated with the fund’s yield curve positioning.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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Interest-rate swaps were also used to gain exposure to interest rates in various countries. The fund used currency forward contracts for hedging currency exposures and for gaining exposure to currencies. The fund also used options to hedge duration and convexity, as well as to isolate prepayment risks and manage downside risks. In addition, credit default swaps were used for hedging credit risk, gaining liquid exposure to individual names, hedging market risk, and gaining exposure to specific sectors.

What is your outlook for the fixed income markets?

We have a more cautious outlook for the high-yield market. Valuation is substantially more attractive in high yield today compared with the start of the calendar year. Corporate fundamentals remain solid overall but will likely weaken due to slower growth and margin pressure, in our view. High inflation, central bank tightening, and the impact of geopolitical developments on energy supplies remain, in our opinion, considerable headwinds for both fundamentals and the supply and demand backdrop.

We believe the fundamental environment in the CMBS market will be mixed. While travel, office use, and retail spending have rebounded, we believe Fed policy will likely result in a recession. Broadly, we think property categories that can effectively pass along higher costs, such as hotels and apartments, will maintain their value. At the same time, we believe property types that have struggled to gain new tenants will be exposed to rising capital costs. As a result, we believe these properties will be pressured to refinance loans to their values. Consistent with risk markets in general, CMBS spreads have widened during 2022. From our perspective, the increased liquidity premium has enhanced the appeal of select market segments.

Home prices soared to record highs during the past year. During the next few years, we expect home prices to experience tepid growth due to affordability constraints for many buyers and

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Fixed Income Absolute Return Fund 7

a gradual increase in housing supply. Within residential mortgage credit, we believe that wider spreads have created better value across all credit tiers. As of period-end, we were finding attractive opportunities in higher-quality areas of the market and among seasoned collateral that we believe can withstand declining home prices.

We believe many prepayment-sensitive securities offer attractive risk-adjusted returns at current price levels and prepayment speeds. Many of these securities may also offer meaningful upside potential if the pace of mortgage prepayment continues to slow, which we believe is likely. We think the fund’s prepayment-related strategies provide an important source of diversification in the portfolio. We are finding what we consider to be compelling investment opportunities across a variety of collateral types.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund’s monthly dividend rate for class A shares was increased from $0.025 to $0.030 per share in July 2022 and was also raised again to $0.033 per share in October 2022. These adjustments reflects Putnam Management’s earnings expectations in the current fixed income environment. The fund seeks positive returns with a similar level of volatility. The portfolio team will continue to dynamically allocate to the sectors and strategies that they perceive as offering the best opportunity for total return, through price appreciation, income, or both. Similar increases were made to other share classes.

8 Fixed Income Absolute Return Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 10/31/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (12/23/08)
Before sales charge	1.89%	1.51%	0.67%	–1.64%	–3.51%
After sales charge	1.73	1.28	0.22	–2.39	–5.68
Class B (12/23/08)
Before CDSC	1.73	1.34	0.47	–1.85	–3.64
After CDSC	1.73	1.34	0.47	–1.85	–4.56
Class C (12/23/08)
Before CDSC	1.45	0.90	–0.08	–2.38	–4.16
After CDSC	1.45	0.90	–0.08	–2.38	–5.08
Class P (8/31/16)
Net asset value	2.15	1.77	0.93	–1.38	–3.24
Class R (12/23/08)
Net asset value	1.63	1.26	0.42	–1.89	–3.76
Class R6 (7/2/12)
Net asset value	2.15	1.77	0.93	–1.38	–3.24
Class Y (12/23/08)
Net asset value	2.14	1.76	0.91	–1.39	–3.25

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B and C share performance reflects conversion to class A shares after eight years.

Fixed Income Absolute Return Fund 9

Comparative annualized index returns For periods ended 10/31/22

	Life of fund	10 years	5 years	3 years	1 year
ICE BofA U.S. Treasury
Bill Index	0.56%	0.71%	1.16%	0.56%	0.62%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $11,419 and $10,934, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class P, R, R6, and Y shares would have been valued at $11,913, $11,333, $11,919, and $11,904, respectively.

10 Fixed Income Absolute Return Fund

Fund price and distribution information For the 12-month period ended 10/31/22

Distributions	Class A		Class B	Class C	Class P	Class R	Class R6	Class Y
Number	12		12	12	12	12	12	12
Income	$0.432		$0.412	$0.365	$0.456	$0.408	$0.456	$0.456
Capital gains	—		—	—	—	—	—	—
Total	$0.432		$0.412	$0.365	$0.456	$0.408	$0.456	$0.456
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
10/31/21	$9.04	$9.25	$9.01	$9.00	$9.07	$9.09	$9.07	$9.04
10/31/22	8.30	8.49	8.28	8.27	8.33	8.35	8.33	8.30
	Before	After	Net	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value	value
Current dividend rate[1]	4.77%	4.66%	4.49%	3.92%	5.04%	4.60%	5.04%	5.06%
Current 30-day
SEC yield[2]	N/A	5.63	5.48	4.94	5.94	5.44	5.94	5.94

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 9/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (12/23/08)
Before sales charge	1.87%	1.51%	0.63%	–1.71%	–5.32%
After sales charge	1.70	1.28	0.17	–2.45	–7.45
Class B (12/23/08)
Before CDSC	1.71	1.35	0.41	–1.91	–5.55
After CDSC	1.71	1.35	0.41	–1.91	–6.45
Class C (12/23/08)
Before CDSC	1.42	0.91	–0.13	–2.48	–6.06
After CDSC	1.42	0.91	–0.13	–2.48	–6.96
Class P (8/31/16)
Net asset value	2.12	1.77	0.89	–1.48	–5.04
Class R (12/23/08)
Net asset value	1.61	1.26	0.36	–1.99	–5.56
Class R6 (7/2/12)
Net asset value	2.12	1.77	0.86	–1.49	–5.04
Class Y (12/23/08)
Net asset value	2.12	1.76	0.87	–1.49	–5.06

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Fixed Income Absolute Return Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/21	0.77%	0.97%	1.52%	0.52%	1.02%	0.52%	0.52%
Annualized expense ratio for the
six-month period ended 10/31/22*†	0.70%	0.90%	1.45%	0.45%	0.95%	0.45%	0.45%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 0.15% from annualizing the performance fee adjustment for the six months ended 10/31/22.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/22 to 10/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.48	$4.47	$7.20	$2.24	$4.72	$2.24	$2.24
Ending value (after expenses)	$973.70	$972.40	$969.70	$975.10	$972.60	$975.10	$973.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/22, use the following calculation method. To find the value of your investment on 5/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.57	$4.58	$7.37	$2.29	$4.84	$2.29	$2.29
Ending value (after expenses)	$1,021.68	$1,020.67	$1,017.90	$1,022.94	$1,020.42	$1,022.94	$1,022.94

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

Allocation of assets among fixed income strategies and sectors may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are subject to prepayment risk, which means that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund currently has significant investment exposure to mortgage-backed securities, which may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets and the servicing of mortgage loans secured by real estate properties. International investing involves currency, economic, and political risks. Emerging market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. The fund is not intended to outperform stocks and bonds during strong market rallies. The fund’s prospectus lists additional risks.

Our investment techniques, analyses, and judgments may not produce the intended outcome, and the investments we select for the fund may not perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. You can lose money by investing in the fund.

14 Fixed Income Absolute Return Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1.00% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit risk transfer (CRT) security is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering

Fixed Income Absolute Return Fund 15

different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

16 Fixed Income Absolute Return Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2022, Putnam employees had approximately $449,000,000 and the Trustees had approximately $60,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Fixed Income Absolute Return Fund

Trustee approval of management contract

General conclusions

At their meeting on June 24, 2022, the Trustees of the fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), approved, subject to approval by the fund’s shareholders, an amended and restated management contract with Putnam Investment Management (“Putnam Management”).

In substance, the amended and restated management contract differed from the existing management contract only in that it reduced the fund’s base management fee and eliminated the performance adjustment (subject to an eighteen-month transition period) in calculating the fund’s management fee. In approving the reduction of the fund’s base management fee and the elimination of the performance fee for the fund, the Trustees considered information provided by Putnam Management, including, among other things, hypothetical examples comparing the total management fees under both the current and proposed contracts. In addition, the Trustees considered that, following the eighteen-month transition period, the removal of the performance adjustment component of the management fee could result in lower or higher management fees under the proposed management contract depending on the fund’s performance. The Trustees noted that the proposed amended and restated management contract was substantially identical to your fund’s existing management contract, other than the reduction of the fund’s base management fee, the elimination of the performance adjustment, the effective date of the contract, and the initial term of the contract.

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management, the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the existing contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s existing management contract, effective July 1, 2022. The Contract Committee also recommended approval of, and the Independent Trustees approved, your fund’s amended and restated sub-management and sub-advisory contracts, effective July 1, 2022, and your fund’s proposed amended and restated management contract, subject to approval by the fund’s shareholders. (Because PIL and PAC are affiliates of Putnam Management and Putnam

Fixed Income Absolute Return Fund 19

Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund and the fee schedule under the fund’s proposed management contract each represented reasonable compensation in light of the nature and quality of the services being and to be provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund and the fee schedule under the fund’s proposed management contract each represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules, including fee levels and breakpoints, in effect for all Putnam funds, including your fund. In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees also considered the management fee schedule proposed for your fund, subject to approval by the fund’s shareholders.

The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds, one of which is your fund, have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management and sub-advisory contracts would lower the sub-management and sub-advisory fees paid by Putnam Management to PIL and PAC, respectively.

Under its existing management contract, your fund pays a base management fee at a fixed rate of 60 basis points to Putnam Management. Putnam Management is obligated to pay, out of the management fee, all of the fund’s organizational and other operating expenses (including investor servicing fees), excluding only fees payable under the fund’s distribution plans, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses. Under its proposed management contract, your fund would pay a base management fee at a fixed rate of 39 basis points to Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. Under its proposed management contract,

20 Fixed Income Absolute Return Fund

subject to approval by the fund’s shareholders, the performance adjustment component of your fund’s management fee would be eliminated.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. (In light of the fact that, under your fund’s management contract, Putnam Management bears many of the fund’s organizational and operating expenses, as a practical matter it is unlikely that these expense limitations would become operative with respect to your fund.) Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2024. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract, to approve your fund’s amended and restated sub-management and sub-advisory contracts and to approve your fund’s proposed amended and restated management contract, subject to approval of the fund’s shareholders.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information

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included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken

22 Fixed Income Absolute Return Fund

to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2021. Your fund’s class A shares’ return, net of fees and expenses, was negative and trailed the return of its benchmark over the one-year period ended December 31, 2021, and was positive and exceeded the return of its benchmark over the three-year and five-year periods ended December 31, 2021. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s significant underperformance relative to its benchmark over the one-year period ended December 31, 2021 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered the negative impact that the fund’s term structure and prepayment strategies had on performance in 2021. The Trustees observed that significant underperformance in the securitized products sector in 2021 had contributed to the fund’s disappointing results, noting that prepayment strategies had suffered as a result of significantly elevated refinancing (given strong home price appreciation and low interest rates) relative to expectations. The Trustees also considered Putnam Management’s view that the fund’s active quantitative currency model had underperformed due to the Federal Reserve’s quantitative easing policy, and noted that the fund had halted its use of the model due to Putnam Management’s expectations with respect to the Federal Reserve’s monetary policy.

The Trustees noted Putnam Management’s observation that the corporate and emerging market sovereign credit sectors contributed to the fund’s performance over the one-year period and that the commercial mortgage-backed securities sector had rebounded somewhat in 2021 after struggling in 2020. The Trustees also considered the fund’s outperformance of its benchmark year to date as of March 31, 2022 and the fund’s outperformance of its benchmark over the three-year and five-year periods ended December 31, 2021. The Trustees noted that one portfolio manager had retired in June 2021 and that another portfolio manager had been replaced in March 2022. The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers.

The Trustees considered that, if the proposed management contract were approved by shareholders, the fund is expected to be repositioned as a relative return core bond fund, and its name, investment objective and investment policy and strategies are expected to change. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also considered that Putnam Management has made changes in light of subpar investment performance when warranted. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues, the Trustees concluded that it continued to be advisable to seek change within Putnam

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Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

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Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Fixed Income Absolute Return Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Fixed Income Absolute Return Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 11, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

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The fund’s portfolio 10/31/22

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (118.2%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (7.3%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$45,721	$46,305
5.00%, with due dates from 5/20/49 to 3/20/50	153,269	150,072
4.50%, TBA, 11/1/52	12,000,000	11,367,370
4.00%, TBA, 11/1/52	8,000,000	7,368,245
4.00%, 1/20/50	16,853	15,632
3.50%, with due dates from 9/20/49 to 11/20/49	213,978	192,315
3.00%, TBA, 11/1/52	8,000,000	6,953,245
		26,093,184
U.S. Government Agency Mortgage Obligations (110.9%)
Federal National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 1/1/49 to 8/1/49	82,198	79,544
4.50%, 5/1/49	18,529	17,607
Uniform Mortgage-Backed Securities
5.50%, TBA, 12/1/52	52,000,000	51,188,675
5.50%, TBA, 11/1/52	52,000,000	51,273,992
5.00%, TBA, 12/1/52	90,000,000	86,646,114
5.00%, TBA, 11/1/52	164,000,000	158,067,858
4.50%, TBA, 11/1/52	40,000,000	37,509,356
3.50%, TBA, 11/1/52	7,000,000	6,155,622
2.50%, TBA, 11/1/52	5,000,000	4,093,362
2.00%, TBA, 11/1/52	5,000,000	3,938,123
		398,970,253
Total U.S. government and agency mortgage obligations (cost $431,159,571)		$425,063,437

U.S. TREASURY OBLIGATIONS (0.7%)*	Principal amount	Value
U.S. Treasury Bonds 6.75%, 8/15/26 [i]	$114,000	$124,768
U.S. Treasury FRN 4.146%, 4/30/23 [i]	740,000	740,820
U.S. Treasury Notes 1.625%, 5/15/31 [i]	1,777,000	1,481,858
Total U.S. treasury obligations (cost $2,347,446)		$2,347,446

MORTGAGE-BACKED SECURITIES (38.2%)*	Principal amount	Value
Agency collateralized mortgage obligations (16.3%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2976, Class LC, ((-3.667 x ICE LIBOR USD 1 Month) + 24.42%), 11.909%, 5/15/35	$33,642	$45,417
REMICs IFB Ser. 3072, Class SM, ((-3.667 x ICE LIBOR USD 1 Month) + 23.80%), 11.285%, 11/15/35	77,771	118,211
REMICs IFB Ser. 2990, Class LB, ((-2.556 x ICE LIBOR USD 1 Month) + 16.95%), 8.225%, 6/15/34	53,013	57,254
REMICs Ser. 4813, IO, 5.50%, 8/15/48	1,979,802	400,656
REMICs Ser. 5117, Class CI, IO, 5.00%, 6/25/51	10,364,246	1,831,673
REMICs Ser. 5115, Class IK, IO, 4.50%, 12/25/50	9,139,617	2,038,986
REMICs Ser. 4964, Class IA, IO, 4.50%, 3/25/50	4,776,095	1,251,241
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	8,678,407	1,861,254

Fixed Income Absolute Return Fund 27

MORTGAGE-BACKED SECURITIES (38.2%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs Ser. 5010, Class IE, IO, 4.00%, 9/25/50	$8,576,414	$1,642,333
REMICs Ser. 4982, Class DI, IO, 4.00%, 6/25/50	10,294,913	2,003,777
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	1,350,457	191,307
REMICs Ser. 4213, Class GI, IO, 4.00%, 11/15/41	287,791	10,544
REMICs Ser. 5065, Class DI, IO, 3.50%, 1/25/51	6,502,724	1,154,451
REMICs Ser. 4136, Class IW, IO, 3.50%, 10/15/42	1,954,703	240,249
REMICs Ser. 4150, Class DI, IO, 3.00%, 1/15/43	2,595,917	332,537
REMICs Ser. 4158, Class TI, IO, 3.00%, 12/15/42	1,319,685	95,941
REMICs IFB Ser. 4727, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 2.788%, 11/15/47	4,641,899	484,154
REMICs IFB Ser. 4698, Class NS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 2.738%, 6/15/47	7,085,460	740,706
REMICs IFB Ser. 5023, Class TS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.25%), 2.664%, 10/25/50	5,786,801	635,391
REMICs IFB Ser. 3852, Class NT, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 2.588%, 5/15/41	1,056,654	867,784
REMICs IFB Ser. 5002, Class SJ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.514%, 7/25/50	8,153,083	844,800
Structured Pass-Through Certificates FRB Ser. 8, Class A9, IO, 0.46%, 11/15/28 W	61,602	308
Structured Pass-Through Certificates FRB Ser. 59, Class 1AX, IO, 0.281%, 10/25/43 W	387,844	2,713
Structured Pass-Through Certificates Ser. 48, Class A2, IO, 0.212%, 7/25/33 W	609,912	4,570
Federal National Mortgage Association
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x ICE LIBOR USD 1 Month) + 24.20%), 11.053%, 6/25/37	57,900	91,481
REMICs IFB Ser. 05-74, Class NK, ((-5 x ICE LIBOR USD 1 Month) + 27.50%), 9.572%, 5/25/35	22,609	22,836
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	1,682,351	301,480
REMICs IFB Ser. 11-4, Class CS, ((-2 x ICE LIBOR USD 1 Month) + 12.90%), 5.729%, 5/25/40	318,817	320,517
REMICs Ser. 18-58, Class IO, IO, 5.50%, 8/25/48	2,049,835	362,901
REMICs Ser. 15-28, IO, 5.50%, 5/25/45	3,247,240	603,662
Interest Strip Ser. 397, Class 2, IO, 5.00%, 9/25/39	139,738	28,833
REMICs Ser. 21-56, Class QI, IO, 4.50%, 9/25/51	6,708,577	1,579,276
REMICs Ser. 21-15, Class JI, IO, 4.50%, 4/25/51	8,702,479	1,934,561
REMICs Ser. 21-17, Class KI, IO, 4.50%, 4/25/51	10,419,024	2,123,710
REMICs Ser. 17-87, Class IA, IO, 4.50%, 11/25/47	2,332,050	405,917
REMICs Ser. 17-32, Class IP, IO, 4.50%, 5/25/47	2,344,053	460,753
REMICs Ser. 20-47, Class ID, IO, 4.00%, 7/25/50	10,462,725	2,007,237
REMICs Ser. 20-62, Class CI, IO, 4.00%, 6/25/48	6,398,685	1,256,985
REMICs Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	867,163	154,089
REMICs Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	799,159	36,877
REMICs Ser. 12-62, Class MI, IO, 4.00%, 3/25/41	497,858	23,200
REMICs Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	649,725	34,514
REMICs Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	1,377,160	139,016
REMICs IFB Ser. 13-130, Class SD, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.60%), 3.014%, 1/25/44	2,807,296	310,936

28 Fixed Income Absolute Return Fund

MORTGAGE-BACKED SECURITIES (38.2%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 21-44, Class NI, IO, 3.00%, 7/25/51	$7,156,245	$1,294,480
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	1,865,810	239,406
REMICs Ser. 6, Class BI, IO, 3.00%, 12/25/42	1,253,596	47,881
REMICs Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	446,489	3,979
REMICs IFB Ser. 20-70, Class SD, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.25%), 2.664%, 10/25/50	8,668,078	944,387
REMICs IFB Ser. 15-19, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 2.614%, 4/25/45	4,188,937	276,901
REMICs IFB Ser. 18-95, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 2.564%, 1/25/49	2,798,718	287,428
REMICs IFB Ser. 17-108, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 2.564%, 1/25/48	3,049,436	313,118
REMICs IFB Ser. 17-8, Class SB, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.514%, 2/25/47	10,144,703	787,432
REMICs IFB Ser. 16-83, Class BS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.514%, 11/25/46	2,109,123	157,997
REMICs IFB Ser. 16-65, Class CS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.514%, 9/25/46	3,232,555	230,008
REMICs IFB Ser. 20-16, Class SG, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.464%, 3/25/50	3,852,680	366,062
REMICs IFB Ser. 19-49, Class ST, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.02%), 2.434%, 9/25/49	11,293,102	1,236,099
REMICs IFB Ser. 19-66, Class SC, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 2.414%, 11/25/49	2,571,192	213,300
REMICs IFB Ser. 16-88, Class SK, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 2.414%, 12/25/46	3,196,336	258,200
REMICs IFB Ser. 11-53, Class ST, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.92%), 2.334%, 6/25/41	5,395,265	377,453
REMICs IFB Ser. 17-74, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.75%), 2.164%, 10/25/47	10,631,639	684,276
REMICs Trust Ser. 98-W2, Class X, IO, 0.239%, 6/25/28 W	411,338	6,167
REMICs Trust Ser. 98-W5, Class X, IO, 0.05%, 7/25/28 W	135,948	2,038
Government National Mortgage Association
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	687,488	102,958
Ser. 15-167, Class MI, IO, 5.00%, 6/20/45	977,701	188,413
Ser. 15-69, IO, 5.00%, 5/20/45	1,816,251	359,908
Ser. 14-146, Class EI, IO, 5.00%, 10/20/44	2,953,212	613,146
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	1,307,562	280,080
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	5,055	424
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	264,120	54,234
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	1,652,977	341,620
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	5,221,751	1,117,194
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	3,639,094	755,112
Ser. 18-153, Class AI, IO, 4.50%, 9/16/45	2,763,988	511,559
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	2,346,954	455,731
Ser. 12-129, IO, 4.50%, 11/16/42	1,290,177	239,792
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	916,844	166,967
Ser. 15-94, IO, 4.00%, 7/20/45	67,282	12,703
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	132,350	14,934

Fixed Income Absolute Return Fund 29

MORTGAGE-BACKED SECURITIES (38.2%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	$1,185,670	$183,779
Ser. 20-167, Class PI, IO, 3.50%, 11/20/50	5,644,476	1,042,626
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	2,150,241	345,759
Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	763,391	86,034
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	525,758	41,614
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	338,738	37,830
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	1,018,973	74,008
IFB Ser. 10-125, Class SD, ((-1 x ICE LIBOR USD 1 Month) + 6.68%), 3.268%, 1/16/40	2,573,499	173,478
Ser. 17-H03, Class DI, IO, 3.082%, 12/20/66 W	2,584,612	101,512
Ser. 20-186, Class DI, IO, 3.00%, 12/20/50	10,230,174	1,553,901
Ser. 20-166, Class IA, IO, 3.00%, 11/20/50	15,389,549	2,388,229
Ser. 20-138, Class AI, IO, 3.00%, 9/20/50	5,331,945	821,090
IFB Ser. 20-112, Class MS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 2.811%, 8/20/50	4,381,271	498,895
IFB Ser. 18-91, Class SJ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.25%), 2.761%, 7/20/48	2,552,427	201,710
IFB Ser. 13-99, Class VS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.688%, 7/16/43	496,636	25,765
Ser. 16-H13, Class IK, IO, 2.646%, 6/20/66 W	7,851,647	663,570
IFB Ser. 19-121, Class DS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.611%, 8/20/49	1,974,467	159,977
IFB Ser. 16-121, Class JS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.611%, 9/20/46	2,607,581	200,471
IFB Ser. 16-77, Class SC, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.611%, 10/20/45	1,875,570	178,417
IFB Ser. 20-15, Class CS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.561%, 2/20/50	266,490	18,095
IFB Ser. 19-99, Class KS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.561%, 8/20/49	151,636	12,523
IFB Ser. 19-78, Class SJ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.561%, 6/20/49	166,090	11,755
Ser. 20-173, Class MI, IO, 2.50%, 11/20/50	10,483,256	1,380,016
Ser. 17-H02, Class BI, IO, 2.451%, 1/20/67 W	1,915,604	59,767
IFB Ser. 10-116, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.90%), 2.411%, 9/20/40	2,072,573	175,880
Ser. 17-H06, Class BI, IO, 2.386%, 2/20/67 W	7,741,479	409,866
Ser. 18-H02, Class EI, IO, 2.131%, 1/20/68 W	4,215,140	295,060
Ser. 16-H11, Class HI, IO, 2.089%, 1/20/66 W	1,849,194	70,365
Ser. 18-H02, Class GI, IO, 2.026%, 12/20/67 W	5,678,586	297,572
Ser. 15-H15, Class JI, IO, 1.989%, 6/20/65 W	8,596,435	434,120
Ser. 15-H19, Class NI, IO, 1.913%, 7/20/65 W	9,702,273	423,989
Ser. 15-H25, Class EI, IO, 1.886%, 10/20/65 W	6,459,520	288,741
Ser. 18-H05, Class AI, IO, 1.804%, 2/20/68 W	7,159,581	496,696
Ser. 15-H09, Class BI, IO, 1.675%, 3/20/65 W	7,969,482	276,525
Ser. 16-H22, Class AI, IO, 1.645%, 10/20/66 W	3,791,310	133,678
Ser. 15-H25, Class AI, IO, 1.616%, 9/20/65 W	8,382,036	307,621
Ser. 15-H28, Class DI, IO, 1.585%, 8/20/65 W	5,238,253	196,356
Ser. 14-H14, Class CI, IO, 1.547%, 7/20/64 W	6,255,206	143,856

30 Fixed Income Absolute Return Fund

MORTGAGE-BACKED SECURITIES (38.2%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-H23, Class MI, IO, 1.527%, 10/20/66 W	$20,389,109	$617,663
Ser. 16-H23, Class NI, IO, 1.506%, 10/20/66 W	5,622,994	178,811
Ser. 17-H16, Class BI, IO, 0.93%, 8/20/67 W	6,145,036	320,613
Ser. 18-H13, Class NI, IO, 0.857%, 8/20/68 W	4,628,326	159,011
Ser. 20-H14, Class AI, IO, 0.703%, 6/20/70	14,867,804	559,490
Ser. 16-H08, Class AI, IO, 0.422%, 8/20/65 W	5,071,258	131,853
Ser. 16-H02, Class BI, IO, 0.08%, 11/20/65	6,422,717	348,754
GSMPS Mortgage Loan Trust 144A FRB Ser. 99-2, IO, 0.431%, 9/19/27 W	58,260	146
		58,523,912
Commercial mortgage-backed securities (11.0%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.313%, 1/15/49 W	76,029	1
BANK
FRB Ser. 17-BNK9, Class XA, IO, 0.767%, 11/15/54 W	37,084,659	1,143,602
FRB Ser. 18-BN10, Class XA, IO, 0.697%, 2/15/61 W	39,449,924	1,151,847
BBCMS Mortgage Trust 144A Ser. 21-C10, Class E, 2.00%, 7/15/54	700,000	386,933
Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 W	16,996	16,571
Cantor Commercial Real Estate Lending FRB Ser. 19-CF3, Class XA, IO, 0.709%, 1/15/53 W	10,673,808	370,737
CD Commercial Mortgage Trust FRB Ser. 17-CD3, Class C, 4.547%, 2/10/50 W	756,000	651,055
CFCRE Commercial Mortgage Trust FRB Ser. 16-C4, Class XA, IO, 1.608%, 5/10/58 W	5,850,462	242,147
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D, 5.08%, 12/15/47 W	251,599	255,152
Citigroup Commercial Mortgage Trust
FRB Ser. 14-GC21, Class XA, IO, 1.135%, 5/10/47 W	8,977,083	115,702
FRB Ser. 14-GC19, Class XA, IO, 1.10%, 3/10/47 W	13,529,561	132,725
FRB Ser. 13-GC17, Class XA, IO, 0.992%, 11/10/46 W	10,723,235	67,472
Citigroup Commercial Mortgage Trust 144A FRB Ser. 14-GC19, Class D, 5.088%, 3/10/47 W	561,000	536,480
COMM Mortgage Trust
FRB Ser. 14-CR17, Class C, 4.781%, 5/10/47 W	2,166,000	1,973,978
FRB Ser. 18-COR3, Class C, 4.56%, 5/10/51 W	810,000	681,091
FRB Ser. 15-LC19, Class C, 4.216%, 2/10/48 W	1,031,000	946,902
FRB Ser. 14-UBS4, Class XA, IO, 1.088%, 8/10/47 W	5,822,224	75,297
FRB Ser. 14-CR20, Class XA, IO, 0.946%, 11/10/47 W	20,643,847	287,362
FRB Ser. 14-CR19, Class XA, IO, 0.933%, 8/10/47 W	19,104,451	233,758
FRB Ser. 13-CR11, Class XA, IO, 0.899%, 8/10/50 W	49,403,479	225,774
FRB Ser. 15-CR23, Class XA, IO, 0.868%, 5/10/48 W	19,568,562	307,992
FRB Ser. 15-CR22, Class XA, IO, 0.822%, 3/10/48 W	10,165,750	173,702
FRB Ser. 15-LC21, Class XA, IO, 0.656%, 7/10/48 W	31,456,462	428,380
COMM Mortgage Trust 144A
FRB Ser. 13-CR13, Class E, 4.877%, 11/10/46 W	523,000	381,081
FRB Ser. 14-CR17, Class D, 4.845%, 5/10/47 W	1,498,000	1,296,429
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,361,000	443,958

Fixed Income Absolute Return Fund 31

MORTGAGE-BACKED SECURITIES (38.2%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1, Class AJ, 5.816%, 2/15/41 W	$4,649,202	$2,331,110
CSAIL Commercial Mortgage Trust Ser. 15-C1, Class XA, IO, 0.818%, 4/15/50 W	18,777,195	237,738
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.759%, 4/15/50 W	925,000	615,525
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.362%, 8/10/44 W	1,262,387	1,153,696
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.687%, 6/10/47 W	1,251,000	1,175,613
FRB Ser. 14-GC18, Class XA, IO, 1.031%, 1/10/47 W	15,903,875	136,733
GS Mortgage Securities Trust 144A FRB Ser. 14-GC24, Class D, 4.532%, 9/10/47 W	587,000	413,220
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C24, Class XA, IO, 0.86%, 11/15/47 W	33,891,248	377,230
FRB Ser. 14-C19, Class XA, IO, 0.623%, 4/15/47 W	11,269,405	65,385
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. C14, Class D, 4.548%, 8/15/46 W	1,591,000	953,925
FRB Ser. 14-C25, Class D, 3.936%, 11/15/47 W	748,000	489,751
JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 13-C10, Class XA, IO, 1.016%, 12/15/47 W	18,677,486	14,942
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB Ser. 12-LC9, Class D, 4.321%, 12/15/47 W	327,000	323,660
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 15-C26, Class XA, IO, 0.977%, 10/15/48 W	13,061,011	233,113
FRB Ser. 13-C13, Class XA, IO, 0.934%, 11/15/46 W	44,702,714	286,687
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 14-C15, Class D, 4.892%, 4/15/47 W	580,000	535,688
FRB Ser. 13-C12, Class E, 4.755%, 10/15/46 W	537,000	395,632
FRB Ser. 12-C5, Class E, 4.637%, 8/15/45 W	1,026,000	947,678
FRB Ser. 13-C10, Class D, 4.07%, 7/15/46 W	453,000	306,801
FRB Ser. 13-C10, Class E, 4.07%, 7/15/46 W	3,310,000	1,114,808
FRB Ser. 13-C10, Class F, 4.07%, 7/15/46 W	2,461,000	534,706
Morgan Stanley Capital I Trust
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	248,967	231,225
FRB Ser. 16-UB12, Class XA, IO, 0.653%, 12/15/49 W	21,389,540	446,571
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class E, 5.164%, 3/15/45 W	603,000	429,408
Multifamily Connecticut Avenue Securities Trust 144A FRB Ser. 19-01, Class M10, 6.836%, 10/25/49	1,606,774	1,480,192
Ready Capital Mortgage Financing, LLC 144A FRB Ser. 20-FL4, Class C, 8.336%, 2/25/35	2,333,000	2,274,812
UBS Commercial Mortgage Trust
FRB Ser. 17-C7, Class XA, IO, 1.033%, 12/15/50 W	10,987,125	392,606
FRB Ser. 18-C8, Class XA, IO, 0.847%, 2/15/51 W	14,421,127	461,995
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 13-C5, Class XA, IO, 0.956%, 3/10/46 W	14,466,537	145
FRB Ser. 12-C2, Class XA, IO, 0.63%, 5/10/63 W	1,102,681	11
UBS-Citigroup Commercial Mortgage Trust 144A FRB Ser. 11-C1, Class D, 6.448%, 1/10/45 W	646,000	571,707

32 Fixed Income Absolute Return Fund

MORTGAGE-BACKED SECURITIES (38.2%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.166%, 11/15/48 W	$1,816,443	$464
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.296%, 7/15/46 W	749,000	685,148
FRB Ser. 16-BNK1, Class XA, IO, 1.717%, 8/15/49 W	14,132,882	683,206
FRB Ser. 14-LC16, Class XA, IO, 1.082%, 8/15/50 W	17,067,120	205,522
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.296%, 7/15/46 W	1,713,000	683,970
Ser. 20-C55, Class D, 2.50%, 2/15/53	2,057,000	1,324,696
WF-RBS Commercial Mortgage Trust FRB Ser. 12-C10, Class C, 4.298%, 12/15/45 W	401,000	361,290
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class D, 4.843%, 6/15/44 W	771,000	642,419
FRB Ser. 12-C7, Class D, 4.694%, 6/15/45 W	1,621,000	896,069
FRB Ser. 13-C15, Class D, 4.529%, 8/15/46 W	2,015,000	1,225,842
FRB Ser. 12-C10, Class D, 4.363%, 12/15/45 W	1,169,000	845,033
FRB Ser. 12-C10, Class E, 4.363%, 12/15/45 W	1,658,000	474,398
		39,486,498
Residential mortgage-backed securities (non-agency) (10.9%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (ICE LIBOR USD 1 Month + 0.19%), 3.776%, 5/25/47	1,205,407	672,256
Arroyo Mortgage Trust 144A Ser. 19-1, Class A3, 4.208%, 1/25/49 W	211,316	196,419
Bellemeade Re, Ltd. 144A FRB Ser. 20-2A, Class B1, (ICE LIBOR USD 1 Month + 8.50%), 12.086%, 8/26/30 (Bermuda)	421,000	435,408
BRAVO Residential Funding Trust 144A Ser. 21-C, Class A1, 1.62%, 3/1/61	401,981	340,396
Carrington Mortgage Loan Trust FRB Ser. 06-NC2, Class A4, (ICE LIBOR USD 1 Month + 0.24%), 4.066%, 6/25/36	969,199	924,702
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AMC3, Class A2D, (ICE LIBOR USD 1 Month + 0.35%), 3.936%, 3/25/37	661,193	558,760
FRB Ser. 07-AR5, Class 1A1A, 3.059%, 4/25/37 W	322,937	274,702
Countrywide Alternative Loan Trust
FRB Ser. 05-59, Class 1A1, (ICE LIBOR USD 1 Month + 0.66%), 4.149%, 11/20/35	1,547,662	1,344,338
FRB Ser. 06-OA10, Class 2A1, (ICE LIBOR USD 1 Month + 0.38%), 3.966%, 8/25/46	336,123	269,716
FRB Ser. 06-OA10, Class 4A1, (ICE LIBOR USD 1 Month + 0.38%), 3.966%, 8/25/46	148,845	121,561
FRB Ser. 06-OA7, Class 1A1, 2.562%, 6/25/46 W	400,149	349,931
FRB Ser. 06-OA7, Class 1A2, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.94%), 2.311%, 6/25/46	1,263,430	1,036,010
Countrywide Home Loans Mortgage Pass-Through Trust FRB Ser. 05-3, Class 1A1, (ICE LIBOR USD 1 Month + 0.62%), 4.206%, 4/25/35	246,945	213,344
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (ICE LIBOR USD 1 Month + 10.00%), 13.586%, 7/25/28	647,996	691,781
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B, (ICE LIBOR USD 1 Month + 9.35%), 12.936%, 4/25/28	1,529,128	1,576,298

Fixed Income Absolute Return Fund 33

MORTGAGE-BACKED SECURITIES (38.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-DNA1, Class B, (ICE LIBOR USD 1 Month + 9.20%), 12.786%, 10/25/27	$987,940	$1,022,518
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, (ICE LIBOR USD 1 Month + 7.55%), 11.136%, 12/25/27	762,669	769,113
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1, (ICE LIBOR USD 1 Month + 5.15%), 8.736%, 10/25/29	300,000	314,803
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (ICE LIBOR USD 1 Month + 4.70%), 8.286%, 4/25/28	99,999	103,374
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class B1, (ICE LIBOR USD 1 Month + 4.35%), 7.936%, 9/25/30	268,000	265,739
Structured Agency Credit Risk Debt FRN Ser. 16-DNA4, Class M3, (ICE LIBOR USD 1 Month + 3.80%), 7.386%, 3/25/29	189,860	194,173
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2, (ICE LIBOR USD 1 Month + 3.55%), 7.136%, 8/25/29	614,696	628,719
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2B, (ICE LIBOR USD 1 Month + 2.50%), 6.086%, 3/25/30	361,000	357,391
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B1, (ICE LIBOR USD 1 Month + 5.75%), 9.336%, 7/25/50	268,000	266,660
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA1, Class M2, (US 30 Day Average SOFR + 5.25%), 8.247%, 3/25/42	2,826,000	2,652,908
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1, (ICE LIBOR USD 1 Month + 3.70%), 7.286%, 12/25/30	400,000	394,652
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3, (ICE LIBOR USD 1 Month + 2.40%), 5.986%, 2/25/47	811,929	784,442
Structured Agency Credit Risk Debt FRN Ser. 22-HQA2, Class M1A, (US 30 Day Average SOFR + 2.65%), 5.647%, 7/25/42	191,222	189,788
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1B, (US 30 Day Average SOFR + 1.85%), 4.847%, 1/25/42	347,000	311,532
Seasoned Credit Risk Transfer Trust FRB Ser. 18-3, Class 3, 4.75%, 8/25/57 W	340,000	294,463
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (ICE LIBOR USD 1 Month + 1.00%), 4.586%, 2/25/47	2,941,038	2,835,989
Structured Agency Credit Risk Debt FRN Ser. 22-DNA2, Class M1A, (US 30 Day Average SOFR + 1.30%), 4.297%, 2/25/42	311,223	303,199
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1A, (US 30 Day Average SOFR + 1.00%), 3.997%, 1/25/42	49,420	47,631
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 3.847%, 9/25/41	234,593	222,038
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-DNA6, Class M1, (US 30 Day Average SOFR + 0.80%), 3.797%, 10/25/41	239,000	233,653
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (ICE LIBOR USD 1 Month + 12.25%), 15.836%, 9/25/28	1,575,361	1,739,356
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (ICE LIBOR USD 1 Month + 11.75%), 15.336%, 10/25/28	834,026	901,562
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, (ICE LIBOR USD 1 Month + 11.75%), 15.336%, 8/25/28	287,667	311,044
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (ICE LIBOR USD 1 Month + 6.75%), 10.336%, 8/25/28	6,978	7,367

34 Fixed Income Absolute Return Fund

MORTGAGE-BACKED SECURITIES (38.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (ICE LIBOR USD 1 Month + 6.00%), 9.586%, 9/25/28	$76,046	$79,154
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (ICE LIBOR USD 1 Month + 5.90%), 9.486%, 10/25/28	77,117	80,395
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (ICE LIBOR USD 1 Month + 5.70%), 9.286%, 4/25/28	716,262	754,543
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (ICE LIBOR USD 1 Month + 5.55%), 9.136%, 4/25/28	150,669	155,514
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (ICE LIBOR USD 1 Month + 5.50%), 9.086%, 9/25/29	598,000	634,434
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (ICE LIBOR USD 1 Month + 5.00%), 8.586%, 11/25/24	959	970
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (ICE LIBOR USD 1 Month + 4.90%), 8.486%, 11/25/24	386,862	401,954
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1, (ICE LIBOR USD 1 Month + 4.85%), 8.436%, 10/25/29	400,000	410,663
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1, (ICE LIBOR USD 1 Month + 4.50%), 8.086%, 12/25/30	842,700	852,332
Connecticut Avenue Securities FRB Ser. 14-C01, Class M2, (ICE LIBOR USD 1 Month + 4.40%), 7.986%, 1/25/24	825,501	834,788
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (ICE LIBOR USD 1 Month + 4.30%), 7.886%, 2/25/25	45,786	46,702
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (ICE LIBOR USD 1 Month + 4.00%), 7.586%, 5/25/25	4,156	4,196
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2C, (ICE LIBOR USD 1 Month + 3.65%), 7.236%, 9/25/29	135,000	138,252
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (ICE LIBOR USD 1 Month + 3.60%), 7.186%, 1/25/30	370,000	360,611
Connecticut Avenue Securities FRB Ser. 14-C03, Class 1M2, (ICE LIBOR USD 1 Month + 3.00%), 6.586%, 7/25/24	2,865	2,878
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (ICE LIBOR USD 1 Month + 2.90%), 6.486%, 7/25/24	266,894	267,228
Connecticut Avenue Securities FRB Ser. 14-C02, Class 2M2, (ICE LIBOR USD 1 Month + 2.60%), 6.186%, 5/25/24	86,548	86,602
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2M2, (ICE LIBOR USD 1 Month + 2.50%), 6.086%, 5/25/30	395,071	397,043
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2, (ICE LIBOR USD 1 Month + 2.10%), 5.686%, 3/25/31	243,509	238,955
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1ED1, (ICE LIBOR USD 1 Month + 0.65%), 4.236%, 1/25/31	136,249	133,456
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2ED1, (ICE LIBOR USD 1 Month + 0.60%), 4.186%, 11/25/29	104,133	101,640
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R05, Class 2B1, (US 30 Day Average SOFR + 4.50%), 7.497%, 4/25/42	916,000	825,246
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1B1, (ICE LIBOR USD 1 Month + 3.25%), 6.836%, 1/25/40	1,249,000	1,156,552
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (ICE LIBOR USD 1 Month + 2.45%), 6.036%, 7/25/31	31,316	31,184

Fixed Income Absolute Return Fund 35

MORTGAGE-BACKED SECURITIES (38.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M2, (US 30 Day Average SOFR + 3.00%), 5.997%, 1/25/42	$1,012,000	$903,210
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (ICE LIBOR USD 1 Month + 2.15%), 5.736%, 11/25/39	484,131	461,267
Connecticut Avenue Securities Trust FRB Ser. 20-R02, Class 2M2, (ICE LIBOR USD 1 Month + 2.00%), 5.586%, 1/25/40	88,402	86,624
Connecticut Avenue Securities Trust FRB Ser. 22-R09, Class 2M1, (US 30 Day Average SOFR + 2.50%), 5.525%, 9/25/42	117,963	117,195
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M1, (US 30 Day Average SOFR + 1.10%), 4.197%, 1/25/42	176,120	171,057
Connecticut Avenue Securities Trust FRB Ser. 22-R01, Class 1M1, (US 30 Day Average SOFR + 1.00%), 3.997%, 12/25/41	104,467	101,268
Connecticut Avenue Securities FRB Ser. 21-R02, Class 2M1, (US 30 Day Average SOFR + 0.90%), 3.897%, 11/25/41	90,417	88,075
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	238,989	211,941
GSAA Home Equity Trust Ser. 06-15, Class AF3A, 5.882%, 9/25/36 W	745,610	262,910
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (ICE LIBOR USD 1 Month + 0.52%), 4.00%, 5/19/35	756,379	259,313
Home Re, Ltd. 144A FRB Ser. 21-2, Class B1, (US 30 Day Average SOFR + 4.15%), 7.147%, 1/25/34 (Bermuda)	213,000	185,526
Homeward Opportunities Fund I Trust 144A Ser. 20-2, Class A3, 3.196%, 5/25/65 W	647,000	597,519
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO, (ICE LIBOR USD 1 Month + 0.20%), 3.986%, 6/25/37	517,305	216,458
Legacy Mortgage Asset Trust 144A
FRB Ser. 19-GS7, Class A1, 6.25%, 11/25/59	536,645	536,198
Ser. 21-GS3, Class A2, 3.25%, 7/25/61	403,000	359,601
Residential Accredit Loans, Inc. FRB Ser. 06-QO5, Class 1A1, (ICE LIBOR USD 1 Month + 0.43%), 4.016%, 5/25/46	623,159	535,916
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A3, 2.911%, 5/25/60 W	381,000	368,283
ROC Mortgage Trust 144A Ser. 21-RTL1, Class A1, 2.487%, 8/25/26 W	870,000	822,150
Structured Asset Mortgage Investments II Trust FRB Ser. 06-AR7, Class A1A, (ICE LIBOR USD 1 Month + 0.21%), 4.006%, 8/25/36	299,742	265,271
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR13, Class A1C3, (ICE LIBOR USD 1 Month + 0.98%), 4.566%, 10/25/45	433,530	402,501
FRB Ser. 05-AR10, Class 1A3, 3.835%, 9/25/35 W	241,190	210,751
		39,316,062
Total mortgage-backed securities (cost $155,394,153)		$137,326,472

CORPORATE BONDS AND NOTES (15.2%)*	Principal amount	Value
Basic materials (2.1%)
Axalta Coating Systems, LLC/Axalta Coating Systems Dutch Holding B BV 144A company guaranty sr. unsec. notes 4.75%, 6/15/27	$980,000	$892,998
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	660,000	552,110

36 Fixed Income Absolute Return Fund

CORPORATE BONDS AND NOTES (15.2%)* cont.	Principal amount	Value
Basic materials cont.
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)	$1,080,000	$1,004,628
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	450,000	424,570
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30	430,000	369,697
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS, 6.25%, 11/29/28 (Nigeria)	410,000	305,450
Minsur SA sr. unsec. notes Ser. REGS, 4.50%, 10/28/31 (Peru)	850,000	684,250
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30	1,705,000	1,448,474
Sylvamo Corp. 144A company guaranty sr. unsec. notes 7.00%, 9/1/29	425,000	393,125
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	1,520,000	1,489,904
		7,565,206
Capital goods (0.8%)
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	793,000	733,525
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	586,000	487,775
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. notes 6.25%, 5/15/26	196,000	189,630
Stevens Holding Co., Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	300,000	300,390
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	520,000	512,933
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.125%, 6/15/25	586,000	591,684
		2,815,937
Communication services (1.1%)
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	443,000	426,388
Charter Communications Operating, LLC/Charter Communications Operating Capital company guaranty sr. notes 2.25%, 1/15/29	1,048,000	827,016
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28	278,000	224,138
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	650,000	564,688
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	265,000	273,475
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23	1,045,000	1,062,141
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	526,000	518,917
		3,896,763
Consumer cyclicals (1.4%)
Camelot Return Merger Sub, Inc. 144A sr. notes 8.75%, 8/1/28	600,000	499,500
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25	1,000,000	964,800
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30	410,000	331,600
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	483,000	469,718
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	471,000	376,800

Fixed Income Absolute Return Fund 37

CORPORATE BONDS AND NOTES (15.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	$680,000	$625,600
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	837,000	686,340
Spectrum Brands, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/30	123,000	98,740
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	575,000	520,375
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	520,000	455,650
		5,029,123
Consumer staples (2.1%)
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	2,280,000	2,112,899
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/15/29	840,000	695,100
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26	2,128,000	1,963,968
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27	515,000	459,516
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	762,000	677,136
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	710,000	704,675
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	85,000	80,750
Newell Brands, Inc. sr. unsec. unsub. notes 4.45%, 4/1/26	1,093,000	1,017,091
		7,711,135
Energy (4.2%)
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	1,085,000	878,546
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.875%, 3/31/25	1,119,000	1,119,167
Cheniere Energy Partners LP company guaranty sr. unsec. notes 4.50%, 10/1/29	605,000	534,185
Chord Energy Corp. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	840,000	820,596
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	215,000	194,931
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 2.875%, 4/1/32	193,000	140,796
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	835,000	782,303
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	1,230,000	1,195,516
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	1,035,000	1,015,097
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	867,000	783,590
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 7.375%, 5/15/27	780,000	766,327
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	758,000	729,226
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	1,259,000	1,248,903
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%, 5/20/23 (Indonesia)	400,000	396,000
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	488,000	489,708

38 Fixed Income Absolute Return Fund

CORPORATE BONDS AND NOTES (15.2%)* cont.	Principal amount	Value
Energy cont.
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	$88,000	$79,926
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.299%, 1/27/25 (Brazil)	78,000	77,025
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	278,000	200,349
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	1,295,000	979,344
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	820,000	807,700
Southwestern Energy Co. company guaranty sr. unsec. bonds 4.75%, 2/1/32	379,000	327,153
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	1,225,000	1,133,125
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	368,000	329,360
		15,028,873
Financials (1.7%)
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	540,000	553,830
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	1,209,000	1,163,154
Credit Suisse Group AG 144A jr. unsec. sub. FRN 7.50%, perpetual maturity (Switzerland)	1,150,000	1,040,729
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	425,000	405,688
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	1,095,000	1,051,748
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	346,000	334,772
Itau Unibanco Holding SA/Cayman Islands 144A unsec. sub. FRB 3.875%, 4/15/31 (Brazil)	810,000	696,762
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	1,000,000	963,000
		6,209,683
Health care (1.4%)
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	930,000	841,650
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	950,000	920,673
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	140,000	113,011
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26	1,655,000	1,563,975
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	1,132,000	1,119,508
Viatris, Inc. company guaranty sr. unsec. notes 2.30%, 6/22/27	340,000	278,083
		4,836,900
Technology (0.1%)
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	591,000	509,560
		509,560
Utilities and power (0.3%)
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	755,000	678,513
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	501,000	358,841
		1,037,354
Total corporate bonds and notes (cost $60,784,392)		$54,640,534

Fixed Income Absolute Return Fund 39

COLLATERALIZED LOAN OBLIGATIONS (9.5%)*	Principal amount	Value
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (ICE LIBOR USD 3 Month + 1.10%), 5.179%, 4/15/34 (Cayman Islands)	$1,245,000	$1,190,808
AGL CLO 6, Ltd. 144A FRB Ser. 21-6A, Class AR, (ICE LIBOR USD 3 Month + 1.20%), 5.443%, 7/20/34 (Cayman Islands)	902,000	868,446
AIG CLO, Ltd. 144A FRB Ser. 21-1A, Class A, (ICE LIBOR USD 3 Month + 1.10%), 5.425%, 4/22/34	692,000	662,125
Aimco CLO 14, Ltd. 144A FRB Ser. 21-14A, Class A, (ICE LIBOR USD 3 Month + 0.99%), 5.233%, 4/20/34 (Cayman Islands)	556,000	529,331
American Money Management Corp. CLO 21, Ltd. 144A FRB Ser. 17-21A, Class A, (ICE LIBOR USD 3 Month + 1.25%), 4.038%, 11/2/30 (Cayman Islands)	1,250,000	1,221,636
Apidos CLO XXXV 144A FRB Ser. 21-35A, Class A, (ICE LIBOR USD 3 Month + 1.05%), 5.293%, 4/20/34 (Cayman Islands)	250,000	240,097
Ares LXI CLO, Ltd. 144A FRB Ser. 21-61A, Class A, (ICE LIBOR USD 3 Month + 1.15%), 5.393%, 10/20/34 (Cayman Islands)	1,000,000	954,760
Ares LXIV CLO, Ltd. 144A FRB Ser. 22-64A, Class A1, 5.304%, 4/15/35 (Cayman Islands)	500,000	479,786
Ares XLI CLO, Ltd. 144A FRB Ser. 21-41A, Class AR2, (ICE LIBOR USD 3 Month + 1.07%), 5.149%, 4/15/34 (Cayman Islands)	750,000	715,769
Benefit Street Partners CLO V-B, Ltd. 144A FRB Ser. 18-5BA, Class A1A, (ICE LIBOR USD 3 Month + 1.09%), 5.333%, 4/20/31	631,000	616,155
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (ICE LIBOR USD 3 Month + 1.17%), 5.249%, 10/15/34 (Cayman Islands)	619,000	592,050
Carlyle C17 CLO, Ltd. 144A FRB Ser. C17A, Class A1AR, (ICE LIBOR USD 3 Month + 1.03%), 5.445%, 4/30/31	423,000	413,000
Carlyle Global Market Strategies CLO, Ltd. 144A FRB Ser. 18-1A, Class A1R2, (ICE LIBOR USD 3 Month + 0.97%), 5.049%, 4/17/31 (Cayman Islands)	1,495,453	1,454,717
Carlyle Global Market Strategies CLO, Ltd. 144A FRB Ser. 18-3RA, Class A1A, (ICE LIBOR USD 3 Month + 1.05%), 5.408%, 7/27/31 (Cayman Islands)	621,879	605,848
CarVal CLO II, Ltd. 144A FRB Ser. 21-1A, Class ANR, (ICE LIBOR USD 3 Month + 1.11%), 5.353%, 4/20/32 (Cayman Islands)	1,119,000	1,086,081
Cent CLO 21, Ltd. 144A FRB Ser. 21-21A, Class A1R3, (ICE LIBOR USD 3 Month + 0.97%), 5.328%, 7/27/30 (Cayman Islands)	1,253,903	1,226,870
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 21-29A, Class AR, (ICE LIBOR USD 3 Month + 1.17%), 5.413%, 10/20/34	506,000	480,085
Elevation CLO, Ltd. 144A FRB Ser. 17-2A, Class A1R, (CME TERM SOFR 3 Month + 1.49%), 5.355%, 10/15/29	1,134,408	1,120,986
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class AR, (ICE LIBOR USD 3 Month + 1.15%), 5.393%, 10/20/34 (Cayman Islands)	607,000	579,349
Galaxy XXII CLO, Ltd. 144A FRB Ser. 21-22A, Class ARR, (ICE LIBOR USD 3 Month + 1.20%), 5.279%, 4/16/34 (Cayman Islands)	882,000	848,134
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (ICE LIBOR USD 3 Month + 1.23%), 5.309%, 10/15/31 (Cayman Islands)	796,970	779,280
Gulf Stream Meridian 4, Ltd. 144A FRB Ser. 21-4A, Class A1, (ICE LIBOR USD 3 Month + 1.20%), 5.279%, 7/15/34 (Cayman Islands)	804,000	772,168
HalseyPoint CLO I, Ltd. 144A FRB Ser. 19-1A, Class A1A1, (ICE LIBOR USD 3 Month + 1.35%), 5.593%, 1/20/33 (Cayman Islands)	786,000	763,346
ICG US CLO, Ltd. 144A FRB Ser. 18-1A, Class A2R, (ICE LIBOR USD 3 Month + 1.55%), 5.777%, 10/19/28 (Cayman Islands)	500,000	479,891
LCM XXI LP 144A FRB Ser. 21A, Class AR, (ICE LIBOR USD 3 Month + 0.88%), 5.123%, 4/20/28 (Cayman Islands)	353,818	350,001

40 Fixed Income Absolute Return Fund

COLLATERALIZED LOAN OBLIGATIONS (9.5%)* cont.	Principal amount	Value
Logan CLO I, Ltd. 144A FRB Ser. 21-1A, Class A, (ICE LIBOR USD 3 Month + 1.16%), 5.403%, 7/20/34 (Cayman Islands)	$1,261,000	$1,210,150
Madison Park Funding XVIII, Ltd. 144A FRB Ser. 21-18A, Class ARR, (ICE LIBOR USD 3 Month + 0.94%), 5.218%, 10/21/30 (Cayman Islands)	1,150,000	1,122,607
Madison Park Funding XXX, Ltd. 144A FRB Ser. 18-30A, Class A, (ICE LIBOR USD 3 Month + 0.75%), 4.829%, 4/15/29	574,182	560,564
Marathon CLO XIII, Ltd. 144A FRB Ser. 21-1A, Class AANR, (ICE LIBOR USD 3 Month + 1.32%), 5.399%, 4/15/32 (Cayman Islands)	500,000	484,321
Nassau, Ltd. 144A FRB Ser. 21-1A, Class A1R, (ICE LIBOR USD 3 Month + 1.29%), 5.369%, 1/15/35 (Cayman Islands)	250,000	238,360
Nassau, Ltd. 144A FRB Ser. 21-IA, Class ANAR, (ICE LIBOR USD 3 Month + 1.35%), 1.482%, 4/15/31 (Cayman Islands)	379,000	369,255
Neuberger Berman Loan Advisers CLO 34, Ltd. 144A FRB Ser. 22-34A, Class A1R, (CME TERM SOFR 3 Month + 1.24%), 5.203%, 1/20/35 (Cayman Islands)	368,000	353,884
Octagon Investment Partners 29, Ltd. 144A FRB Ser. 20-1A, Class AR, (ICE LIBOR USD 3 Month + 1.18%), 5.505%, 1/24/33 (Cayman Islands)	1,028,000	992,827
Octagon Investment Partners 48, Ltd. 144A FRB Ser. 21-3A, Class AR, (ICE LIBOR USD 3 Month + 1.15%), 5.393%, 10/20/34 (Cayman Islands)	750,000	715,606
OZLM VII, Ltd. 144A FRB Ser. 18-7RA, Class A1R, (ICE LIBOR USD 3 Month + 1.01%), 5.089%, 7/17/29 (Cayman Islands)	668,656	656,185
Palmer Square CLO, Ltd. 144A FRB Ser. 21-1A, Class A1R, (ICE LIBOR USD 3 Month + 1.15%), 4.055%, 11/14/34 (Cayman Islands)	500,000	478,596
Palmer Square CLO, Ltd. 144A FRB Ser. 21-2A, Class A, (ICE LIBOR USD 3 Month + 1.15%), 5.229%, 7/15/34 (Cayman Islands)	547,000	523,367
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 19-1A, Class A2A, (ICE LIBOR USD 3 Month + 2.00%), 4.905%, 5/15/32 (Cayman Islands)	983,000	920,753
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 21-1A, Class A1AR, (ICE LIBOR USD 3 Month + 1.00%), 5.243%, 10/20/31 (Cayman Islands)	500,000	483,910
Regatta XX Funding, Ltd. 144A FRB Ser. 21-2A, Class A, (ICE LIBOR USD 3 Month + 1.16%), 5.239%, 10/15/34 (Cayman Islands)	341,000	325,796
Regatta XXIII Funding, Ltd. 144A FRB Ser. 21-4A, Class A1, (ICE LIBOR USD 3 Month + 1.15%), 5.393%, 1/20/35 (Cayman Islands)	518,000	493,796
Rockford Tower CLO, Ltd. 144A FRB Ser. 21-1A, Class A1, (ICE LIBOR USD 3 Month + 1.17%), 5.413%, 7/20/34 (Cayman Islands)	750,000	718,142
RR, 14, Ltd. 144A FRB Ser. 21-14A, Class A1, (ICE LIBOR USD 3 Month + 1.12%), 5.199%, 4/15/36 (Cayman Islands)	659,000	630,519
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (ICE LIBOR USD 3 Month + 1.17%), 5.413%, 7/20/34 (Cayman Islands)	974,000	926,555
Venture XXVI CLO, Ltd. 144A FRB Ser. 21-26A, Class BR, (ICE LIBOR USD 3 Month + 1.70%), 5.943%, 1/20/29 (Cayman Islands)	1,200,000	1,141,975
Wellfleet CLO, Ltd. 144A FRB Ser. 18-1A, Class A, (ICE LIBOR USD 3 Month + 1.10%), 5.179%, 7/17/31	750,000	730,688
Zais CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (ICE LIBOR USD 3 Month + 1.49%), 5.569%, 7/15/32	1,214,000	1,178,499
Total collateralized loan obligations (cost $35,229,028)		$34,287,074

Fixed Income Absolute Return Fund 41

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (5.2%)*	Principal amount	Value
Brazil (Federal Republic of) sr. unsec. unsub. bonds 5.00%, 1/27/45 (Brazil)	$800,000	$578,000
Brazil (Federal Republic of) sr. unsec. unsub. notes 3.875%, 6/12/30 (Brazil)	845,000	711,599
Chile (Republic of) sr. unsec. unsub. bonds 4.34%, 3/7/42 (Chile)	1,520,000	1,187,500
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’lvoire)	2,645,000	2,066,406
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.75%, 12/31/32 (Cote d’lvoire)	131,658	116,353
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)	572,000	440,753
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%, 4/20/27 (Dominican Republic)	118,000	120,065
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)	682,000	668,458
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)	379,000	353,985
Dominican (Republic of) 144A sr. unsec. bonds 6.00%, 2/22/33 (Dominican Republic)	1,090,000	912,651
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 7.30%, 9/30/33 (Egypt)	230,000	144,037
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%, 3/1/29 (Egypt)	870,000	626,386
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.125%, 1/18/26 (Ghana)	380,000	140,125
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%, 2/11/27 (Ghana)	630,000	191,363
Indonesia (Republic of) sr. unsec. unsub. notes 4.65%, 9/20/32 (Indonesia)	885,000	817,757
Indonesia (Republic of) sr. unsec. unsub. notes 3.85%, 10/15/30 (Indonesia)	1,194,000	1,068,651
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	310,000	296,828
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%, 4/15/23 (Indonesia)	1,290,000	1,280,328
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%, 7/21/45 (Kazakhstan)	690,000	612,361
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)	420,000	321,838
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.125%, 7/21/25 (Kazakhstan)	560,000	571,900
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)	535,000	492,200
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)	255,000	244,481
Romania (Government of) 144A unsec. bonds 3.625%, 3/27/32 (Romania)	1,000,000	736,580
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)	845,000	633,750
South Africa (Republic of) sr. unsec. unsub. notes 5.875%, 9/16/25 (South Africa)	255,000	252,328

42 Fixed Income Absolute Return Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (5.2%)* cont.	Principal amount	Value
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)	$305,000	$277,168
Tunisia (Central Bank of) sr. unsec. unsub. notes Ser. REGS, 5.75%, 1/30/25 (Tunisia)	1,090,000	690,123
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	2,140,000	1,656,662
Vietnam (Socialist Republic of) sr. unsec. notes Ser. REGS, 4.80%, 11/19/24 (Vietnam)	500,000	481,250
Total foreign government and agency bonds and notes (cost $22,650,216)		$18,691,886

SENIOR LOANS (4.9%)*c	Principal amount	Value
1011778 BC, ULC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 1.75%), 5.504%, 11/19/26	$869,430	$844,869
Altice US Finance I Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.25%), 5.662%, 1/15/26	962,500	931,219
AppleCaramel Buyer, LLC bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 0.00%), 7.479%, 10/19/27	510,926	482,774
Brand Industrial Services, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 8.493%, 6/21/24	710,625	613,362
Calpine Construction Finance Co. LP bank term loan FRN (ICE LIBOR USD 3 Month + 2.00%), 5.754%, 1/15/25	771,525	758,795
Charter Communications Operating, LLC bank term loan FRN Ser. B2, (ICE LIBOR USD 3 Month + 1.75%), 5.51%, 2/1/27	729,064	715,525
CSC Holdings, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.25%), 5.662%, 7/17/25	800,864	773,338
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 1.75%), 4.878%, 2/4/27	921,981	887,259
Entercom Media Corp. bank term loan FRN Ser. B1, (ICE LIBOR USD 3 Month + 2.50%), 6.132%, 11/17/24	777,215	593,598
Epicor Software Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 7.004%, 7/30/27	1,004,500	955,280
Gardner Denver, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 1.75%), 5.579%, 2/28/27	699,075	682,472
GFL Environmental, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.00%), 7.415%, 5/31/25	960,401	954,245
Greeneden US Holdings II, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 7.754%, 12/1/27	476,513	463,709
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.00%), 5.754%, 11/15/27	385,648	369,451
Hilton Worldwide Finance, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 1.75%), 5.336%, 6/21/26	639,438	627,672
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.63%), 6.379%, 2/1/27	1,635,323	1,583,990
Reynolds Consumer Products, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 1.75%), 5.504%, 2/4/27	853,788	836,473
Stars Group Holdings BV bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 2.25%), 5.892%, 7/21/26	758,682	744,138
Terrier Media Buyer, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.50%), 7.254%, 12/17/26	1,029,026	959,084
TransDigm, Inc. bank term loan FRN Ser. E, (ICE LIBOR USD 3 Month + 2.25%), 5.924%, 5/30/25	243,509	237,670

Fixed Income Absolute Return Fund 43

SENIOR LOANS (4.9%)*c cont.	Principal amount	Value
TransDigm, Inc. bank term loan FRN Ser. F, (ICE LIBOR USD 3 Month + 2.25%), 5.924%, 12/9/25	$900,187	$878,205
Vertiv Group Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.75%), 5.878%, 3/2/27	1,474,398	1,417,266
Werner Finco LP bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 7.674%, 7/24/24	474,190	428,350
Total senior loans (cost $18,546,724)		$17,738,744

CONVERTIBLE BONDS AND NOTES (1.0%)*	Principal amount	Value
Capital goods (—%)
John Bean Technologies Corp. cv. sr. unsec. notes 0.25%, 5/15/26	$44,000	$37,334
		37,334
Communication services (0.1%)
Cable One, Inc. company guaranty cv. sr. unsec. notes 1.125%, 3/15/28	37,000	27,047
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	93,000	64,310
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	21,000	26,880
Liberty Media Corp. cv. sr. unsec. unsub. bonds 0.50%, 12/1/50	50,000	53,328
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds 2.75%, 12/1/49	175,000	160,650
		332,215
Consumer cyclicals (0.2%)
Block, Inc. cv. sr. unsec. sub. notes 0.25%, 11/1/27	53,000	39,554
Block, Inc. cv. sr. unsec. sub. notes zero %, 5/1/26	23,000	18,343
Booking Holdings, Inc. cv. sr. unsec. notes 0.75%, 5/1/25	44,000	56,920
Burlington Stores, Inc. cv. sr. unsec. notes 2.25%, 4/15/25	27,000	27,338
DraftKings, Inc. cv. sr. unsec. unsub. notes zero %, 3/15/28	43,000	26,897
Expedia Group, Inc. company guaranty cv. sr. unsec. unsub. notes zero %, 2/15/26	52,000	44,680
Ford Motor Co. cv. sr. unsec. notes zero %, 3/15/26	73,000	73,365
Liberty TripAdvisor Holdings, Inc. 144A cv. sr. unsec. bonds 0.50%, 6/30/51	51,000	35,981
National Vision Holdings, Inc. cv. sr. unsec. sub. notes 2.50%, 5/15/25	20,000	26,639
NCL Corp., Ltd. 144A company guaranty cv. sr. unsec. notes 2.50%, 2/15/27	43,000	33,325
Royal Caribbean Cruises, Ltd. 144A cv. sr. unsec. unsub. notes 6.00%, 8/15/25	56,000	72,884
Shift4 Payments, Inc. cv. sr. unsec. sub. notes zero %, 12/15/25	49,000	44,192
Vail Resorts, Inc. cv. sr. unsec. sub. notes zero %, 1/1/26	65,000	57,525
Winnebago Industries, Inc. cv. sr. unsec. notes 1.50%, 4/1/25	20,000	22,313
		579,956
Consumer staples (0.1%)
Airbnb, Inc. cv. sr. unsec. sub. notes zero %, 3/15/26	75,000	62,738
Beauty Health Co. (The) 144A cv. sr. unsec. sub. notes 1.25%, 10/1/26	35,000	27,615
Cheesecake Factory, Inc. (The) cv. sr. unsec. sub. notes 0.375%, 6/15/26	36,000	29,520
Chegg, Inc. cv. sr. unsec. notes zero %, 9/1/26	41,000	31,750
Etsy, Inc. cv. sr. unsec. notes 0.25%, 6/15/28	58,000	44,747

44 Fixed Income Absolute Return Fund

CONVERTIBLE BONDS AND NOTES (1.0%)* cont.	Principal amount	Value
Consumer staples cont.
Shake Shack, Inc. cv. sr. unsec. notes zero %, 3/1/28	$39,000	$26,691
Uber Technologies, Inc. cv. sr. unsec. notes zero %, 12/15/25	50,000	41,296
Upwork, Inc. cv. sr. unsec. notes 0.25%, 8/15/26	39,000	29,061
Wayfair, Inc. cv. sr. unsec. notes 0.625%, 10/1/25	35,000	22,925
Zillow Group, Inc. cv. sr. unsec. notes 2.75%, 5/15/25	25,000	23,425
		339,768
Energy (0.1%)
Enphase Energy, Inc. cv. sr. unsec. sub. notes zero %, 3/1/28	49,000	62,843
Pioneer Natural Resources Co. cv. sr. unsec. notes 0.25%, 5/15/25	16,000	41,048
Transocean, Inc. company guaranty cv. sr. unsec. sub. notes 0.50%, 1/30/23	54,000	51,503
		155,394
Financials (—%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes 4.75%, 3/15/23 R	31,000	30,807
SoFi Technologies, Inc. 144A cv. sr. unsec. notes zero %, 10/15/26	43,000	30,788
		61,595
Health care (0.1%)
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes 1.25%, 5/15/27	36,000	36,014
CONMED Corp. 144A cv. sr. unsec. notes 2.25%, 6/15/27	21,000	18,344
Dexcom, Inc. cv. sr. unsec. unsub. notes 0.25%, 11/15/25	46,000	50,577
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28	77,000	49,326
Guardant Health, Inc. cv. sr. unsec. sub. notes zero %, 11/15/27	25,000	17,673
Halozyme Therapeutics, Inc. cv. sr. unsec. notes 0.25%, 3/1/27	80,000	71,500
Insulet Corp. cv. sr. unsec. notes 0.375%, 9/1/26	31,000	39,618
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 1.50%, 6/15/26	27,000	27,861
Jazz Investments I, Ltd. company guaranty cv. sr. unsec. sub. notes 1.50%, 8/15/24 (Ireland)	61,000	58,331
Pacira Pharmaceuticals, Inc. cv. sr. unsec. sub. notes 0.75%, 8/1/25	50,000	48,563
Tandem Diabetes Care, Inc. 144A cv. sr. unsec. notes 1.50%, 5/1/25	26,000	24,310
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27	37,000	27,705
		469,822
Technology (0.4%)
3D Systems Corp. 144A cv. sr. unsec. notes zero %, 11/15/26	42,000	29,190
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	111,000	109,113
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25	39,000	41,828
Bentley Systems, Inc. cv. sr. unsec. sub. notes 0.375%, 7/1/27	48,000	37,344
Bill.com Holdings, Inc. cv. sr. unsec. unsub. notes zero %, 4/1/27	44,000	34,672
Blackline, Inc. cv. sr. unsec. notes zero %, 3/15/26	25,000	20,200
Box, Inc. cv. sr. unsec. notes zero %, 1/15/26	33,000	40,986
Ceridian HCM Holding, Inc. cv. sr. unsec. notes 0.25%, 3/15/26	37,000	31,413
Coupa Software, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	74,000	58,534
CyberArk Software, Ltd. cv. sr. unsec. notes zero %, 11/15/24 (Israel)	33,000	38,660
Datadog, Inc. cv. sr. unsec. notes 0.125%, 6/15/25	18,000	20,466
DigitalOcean Holdings, Inc. 144A cv. sr. unsec. notes zero %, 12/1/26	41,000	29,984
Everbridge, Inc. cv. sr. unsec. notes zero %, 3/15/26	37,000	31,498
Five9, Inc. cv. sr. unsec. notes 0.50%, 6/1/25	26,000	23,049

Fixed Income Absolute Return Fund 45

CONVERTIBLE BONDS AND NOTES (1.0%)* cont.	Principal amount	Value
Technology cont.
Impinj, Inc. 144A cv. sr. unsec. notes 1.125%, 5/15/27	$42,000	$51,895
Lumentum Holdings, Inc. cv. sr. unsec. notes 0.50%, 12/15/26	58,000	56,695
MongoDB, Inc. cv. sr. unsec. notes 0.25%, 1/15/26	18,000	20,232
Okta, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	63,000	50,022
ON Semiconductor Corp. cv. sr. unsec. notes zero %, 5/1/27	34,000	44,523
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	29,000	51,026
Pegasystems, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/25	67,000	55,484
Perficient, Inc. 144A cv. sr. unsec. notes 0.125%, 11/15/26	42,000	31,416
Rapid7, Inc. cv. sr. unsec. notes 0.25%, 3/15/27	34,000	26,796
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/1/25	48,000	39,930
Silicon Laboratories, Inc. cv. sr. unsec. notes 0.625%, 6/15/25	32,000	36,119
Snap, Inc. cv. sr. unsec. notes zero %, 5/1/27	51,000	35,114
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27	78,000	66,300
Spotify USA, Inc. company guaranty cv. sr. unsec. notes zero %, 3/15/26	36,000	28,584
Twitter, Inc. cv. sr. unsec. sub. notes zero %, 3/15/26	35,000	34,475
Tyler Technologies, Inc. cv. sr. unsec. sub. notes 0.25%, 3/15/26	22,000	20,603
Unity Software, Inc. 144A cv. sr. unsec. notes zero %, 11/15/26	49,000	35,623
Viavi Solutions, Inc. cv. sr. unsec. unsub. notes 1.00%, 3/1/24	27,000	32,981
Wolfspeed, Inc. 144A cv. sr. unsec. unsub. notes 0.25%, 2/15/28	43,000	39,302
Zscaler, Inc. cv. sr. unsec. notes 0.125%, 7/1/25	23,000	28,187
		1,332,244
Transportation (—%)
American Airlines Group, Inc. company guaranty cv. notes 6.50%, 7/1/25	22,000	24,651
JetBlue Airways Corp. cv. sr. unsec. notes 0.50%, 4/1/26	39,000	28,880
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25	62,000	76,229
		129,760
Utilities and power (—%)
NextEra Energy Partners LP 144A company guaranty cv. sr. unsec. notes zero %, 11/15/25	56,000	58,044
NRG Energy, Inc. company guaranty cv. sr. unsec. bonds 2.75%, 6/1/48	48,000	56,136
		114,180
Total convertible bonds and notes (cost $4,001,429)		$3,552,268

ASSET-BACKED SECURITIES (0.9%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (ICE LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$891,971	$889,741
Mello Warehouse Securitization Trust 144A FRB Ser. 21-3, Class D, (ICE LIBOR USD 1 Month + 2.00%), 5.586%, 11/25/55	916,000	842,185
MRA Issuance Trust 144A FRB Ser. 22-2, Class A3, (US SOFR + 1.25%), 4.21%, 1/17/23	1,000,000	1,000,000
Station Place Securitization Trust 144A FRB Ser. 21-14, Class A1, (ICE LIBOR USD 1 Month + 0.70%), 4.272%, 12/8/22	490,000	490,000
Total asset-backed securities (cost $3,253,316)		$3,221,926

46 Fixed Income Absolute Return Fund

SHORT-TERM INVESTMENTS (23.5%)*		Principal amount/ shares	Value
Interest in $426,800,000 joint tri-party repurchase agreement dated 10/31/2022 with Citigroup Global Markets, Inc. due 11/1/2022 — maturity value of $54,165,589 for an effective yield of 3.050% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 2.000% to 6.500% and due dates ranging from 8/20/2052 to 12/20/2071, valued at $435,338,597)		$54,161,000	$54,161,000
Putnam Short Term Investment Fund Class P 3.21% L	Shares	2,750,000	2,750,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% P	Shares	4,027,000	4,027,000
U.S. Treasury Bills 3.243%, 12/1/22 § Φ		$3,300,000	3,290,533
U.S. Treasury Bills 2.988%, 11/22/22 ∆ § Φ		3,000,000	2,994,213
U.S. Treasury Bills 2.911%, 11/15/22 # § Φ		3,400,000	3,396,033
U.S. Treasury Bills 2.816%, 11/25/22 # § Φ		4,200,000	4,190,836
U.S. Treasury Bills 2.800%, 11/8/22 # Φ		500,000	499,742
U.S. Treasury Bills 2.703%, 11/1/22 ∆ Φ		5,800,000	5,800,000
U.S. Treasury Bills zero%, 4/6/23 [i]		3,126,000	3,067,544
U.S. Treasury Bills zero%, 2/2/23 [i]		417,000	412,622
Total short-term investments (cost $84,592,481)			$84,589,523

TOTAL INVESTMENTS
Total investments (cost $817,958,756)	$781,459,310

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD /$	United States Dollar

Key to holding’s abbreviations
bp	Basis Points
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Fixed Income Absolute Return Fund 47

SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2021 through October 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $359,707,194.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $951,084 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 11).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $831,896 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 11).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $3,339,705 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 11).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $5,508,945 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 11).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

48 Fixed Income Absolute Return Fund

FORWARD CURRENCY CONTRACTS at 10/31/22 (aggregate face value $31,206,217)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/18/23	$9,107	$8,885	$222
	New Zealand Dollar	Sell	1/18/23	6,112	5,959	(153)
	Swedish Krona	Sell	12/21/22	2,656	2,961	305
Barclays Bank PLC
	Swiss Franc	Buy	12/21/22	130,805	136,560	(5,755)
Citibank, N.A.
	Australian Dollar	Sell	1/18/23	10,903	11,017	114
Goldman Sachs International
	Euro	Buy	12/21/22	139,615	138,147	1,468
	Swiss Franc	Buy	12/21/22	2,428,739	2,534,718	(105,979)
HSBC Bank USA, National Association
	Australian Dollar	Sell	1/18/23	76,190	76,985	795
	British Pound	Sell	12/21/22	3,466,841	3,426,131	(40,710)
	Canadian Dollar	Sell	1/18/23	26,894	26,772	(122)
	Euro	Buy	12/21/22	71,743	73,325	(1,582)
	New Zealand Dollar	Sell	1/18/23	13,039	12,711	(328)
	Norwegian Krone	Buy	12/21/22	35,526	36,451	(925)
	Swedish Krona	Buy	12/21/22	18,671	19,265	(594)
	Swedish Krona	Sell	12/21/22	19,062	18,726	(336)
	Swiss Franc	Sell	12/21/22	19,691	19,902	211
JPMorgan Chase Bank N.A.
	British Pound	Sell	12/21/22	180,011	181,544	1,533
	Canadian Dollar	Sell	1/18/23	178,337	178,070	(267)
	Euro	Sell	12/21/22	397,213	405,490	8,277
	Japanese Yen	Sell	11/16/22	300,953	311,651	10,698
	Norwegian Krone	Buy	12/21/22	4,133	4,143	(10)
	Swedish Krona	Buy	12/21/22	7,021	6,977	44
	Swiss Franc	Buy	12/21/22	10,952	11,399	(447)
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	1/18/23	16,546	16,483	63
	British Pound	Buy	12/21/22	3,023,190	2,966,834	56,356
	Canadian Dollar	Sell	1/18/23	111,617	111,279	(338)
	Euro	Sell	12/21/22	66,979	73,609	6,630
	Japanese Yen	Sell	11/16/22	1,901,790	2,151,924	250,134
	New Zealand Dollar	Sell	1/18/23	1,586,831	1,547,229	(39,602)
	Swiss Franc	Sell	12/21/22	2,713	2,780	67
NatWest Markets PLC
	Euro	Sell	12/21/22	7,541	7,584	43
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/18/23	1,375,393	1,393,303	17,910
	British Pound	Sell	12/21/22	77,541	76,247	(1,294)
	Canadian Dollar	Sell	1/18/23	2,435,212	2,428,184	(7,028)
	Euro	Sell	12/21/22	3,436,297	3,444,462	8,165
	New Zealand Dollar	Sell	1/18/23	81,201	79,196	(2,005)

Fixed Income Absolute Return Fund 49

FORWARD CURRENCY CONTRACTS at 10/31/22 (aggregate face value $31,206,217) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co. cont.
	Norwegian Krone	Sell	12/21/22	$382,573	$404,040	$21,467
	Swedish Krona	Sell	12/21/22	576,934	607,169	30,235
	Swiss Franc	Buy	12/21/22	1,478,942	1,545,293	(66,351)
Toronto-Dominion Bank
	British Pound	Sell	12/21/22	37,335	37,589	254
	Canadian Dollar	Sell	1/18/23	614,810	612,992	(1,818)
	Japanese Yen	Buy	11/16/22	6,090	6,973	(883)
	Norwegian Krone	Sell	12/21/22	267,777	286,211	18,434
	Swedish Krona	Sell	12/21/22	562,610	592,441	29,831
	Swiss Franc	Sell	12/21/22	134,323	140,276	5,953
UBS AG
	Canadian Dollar	Sell	1/18/23	32,846	32,742	(104)
	Euro	Sell	12/21/22	89,604	91,257	1,653
	Japanese Yen	Buy	11/16/22	3,128,784	3,583,136	(454,352)
	New Zealand Dollar	Sell	1/18/23	15,775	15,748	(27)
	Norwegian Krone	Buy	12/21/22	376	382	(6)
	Swedish Krona	Sell	12/21/22	7,148	7,526	378
	Swiss Franc	Sell	12/21/22	302	258	(44)
WestPac Banking Corp.
	Australian Dollar	Sell	1/18/23	197,016	199,095	2,079
	British Pound	Buy	12/21/22	19,874	19,949	(75)
	Euro	Buy	12/21/22	972,840	993,056	(20,216)
	New Zealand Dollar	Sell	1/18/23	76,195	74,277	(1,918)
	Swiss Franc	Buy	12/21/22	8,540	8,904	(364)
Unrealized appreciation						473,319
Unrealized (depreciation)						(753,633)
Total						$(280,314)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/22
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 2 yr (Short)	596	$121,812,156	$121,812,156	Dec-22	$2,484,409
U.S. Treasury Note Ultra 10 yr (Short)	19	2,203,703	2,203,703	Dec-22	194,371
Unrealized appreciation					2,678,780
Unrealized (depreciation)					—
Total					$2,678,780

50 Fixed Income Absolute Return Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/22
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
(1.39)/US SOFR/Dec-26 (Purchased)	Dec-24/1.39		$52,095,000	$(599,093)	$1,615,466
1.39/US SOFR/Dec-26 (Purchased)	Dec-24/1.39		52,095,000	(599,093)	(419,365)
(1.085)/3 month USD-LIBOR-ICE/Apr-34 (Written)	Apr-24/1.085		45,010,100	617,764	496,912
2.17/3 month USD-LIBOR-ICE/Apr-34 (Purchased)	Apr-24/2.17		22,505,100	(1,086,996)	(852,493)
(1.29)/3 month USD-LIBOR-ICE/Mar-34 (Written)	Mar-24/1.29		11,252,500	175,539	142,007
2.29/3 month USD-LIBOR-ICE/Mar-34 (Purchased)	Mar-24/2.29		7,876,800	(387,426)	(304,202)
(0.925)/3 month USD-LIBOR-ICE/Mar-40 (Purchased)	Mar-30/0.925		6,653,800	(476,412)	941,579
0.925/3 month USD-LIBOR-ICE/Mar-40 (Purchased)	Mar-30/0.925		6,653,800	(476,412)	(303,480)
(0.85)/3 month USD-LIBOR-ICE/Mar-40 (Purchased)	Mar-30/0.85		3,388,500	(247,361)	490,248
0.85/3 month USD-LIBOR-ICE/Mar-40 (Purchased)	Mar-30/0.85		3,388,500	(247,361)	(159,598)
(3.073)/US SOFR/Jun-37 (Written)	Jun-27/3.073		3,193,900	232,356	57,522
3.073/US SOFR/Jun-37 (Written)	Jun-27/3.073		3,193,900	232,356	(65,156)
(1.275)/3 month USD-LIBOR-ICE/Mar-50 (Purchased)	Mar-30/1.275		2,999,900	(390,737)	495,014
1.275/3 month USD-LIBOR-ICE/Mar-50 (Purchased)	Mar-30/1.275		2,999,900	(390,737)	(242,662)
(3.101)/US SOFR/Jun-39 (Written)	Jun-29/3.101		1,264,800	98,781	19,668
3.101/US SOFR/Jun-39 (Written)	Jun-29/3.101		1,264,800	98,781	(23,841)
(2.35)/3 month USD-LIBOR-ICE/Apr-56 (Purchased)	Apr-26/2.35		127,500	(16,575)	13,555
2.35/3 month USD-LIBOR-ICE/Apr-56 (Purchased)	Apr-26/2.35		127,500	(16,575)	(9,049)
(2.396)/6 month EUR-EURIBOR/Aug-34 (Written)	Aug-24/2.396	EUR	9,221,600	498,029	172,696
2.396/6 month EUR-EURIBOR/Aug-34 (Written)	Aug-24/2.396	EUR	9,221,600	498,029	(370,636)
(2.406)/6 month EUR-EURIBOR/Aug-34 (Written)	Aug-24/2.406	EUR	3,015,500	163,611	56,293
2.406/6 month EUR-EURIBOR/Aug-34 (Written)	Aug-24/2.406	EUR	3,015,500	163,611	(118,905)
Barclays Bank PLC
(2.232)/3 month USD-LIBOR-ICE/Jun-51 (Purchased)	Jun-31/2.232		$3,001,900	(363,680)	243,784
2.232/3 month USD-LIBOR-ICE/Jun-51 (Purchased)	Jun-31/2.232		3,001,900	(363,680)	(145,712)

Fixed Income Absolute Return Fund 51

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A.
4.108/US SOFR/Jan-28 (Purchased)	Jan-23/4.108		$34,574,700	$(496,147)	$45,639
(4.108)/US SOFR/Jan-28 (Purchased)	Jan-23/4.108		34,574,700	(496,147)	(138,299)
1.752/3 month USD-LIBOR-ICE/Dec-31 (Purchased)	Dec-26/1.752		32,953,000	(1,074,268)	(635,334)
(1.752)/3 month USD-LIBOR-ICE/Dec-31 (Purchased)	Dec-26/1.752		32,953,000	(1,074,268)	1,984,430
(1.90)/3 month USD-LIBOR-ICE/Jun-28 (Purchased)	Jun-26/1.90		15,499,500	(206,608)	383,148
1.90/3 month USD-LIBOR-ICE/Jun-28 (Purchased)	Jun-26/1.90		15,499,500	(206,608)	(109,581)
2.394/US SOFR/Sep-33 (Purchased)	Sep-23/2.394		12,287,500	(148,679)	(49,396)
(1.826)/US SOFR/Jan-42 (Purchased)	Jan-32/1.826		6,581,000	(486,007)	475,346
1.826/US SOFR/Jan-42 (Purchased)	Jan-32/1.826		6,581,000	(486,007)	(208,354)
1.75/US SOFR/Mar-53 (Purchased)	Mar-23/1.75		5,473,600	(409,699)	(400,284)
(1.75)/US SOFR/Mar-53 (Purchased)	Mar-23/1.75		5,473,600	(409,699)	1,220,284
(1.724)/US SOFR/Mar-53 (Purchased)	Mar-23/1.724		4,497,300	(339,321)	1,020,842
1.724/US SOFR/Mar-53 (Purchased)	Mar-23/1.724		4,497,300	(339,321)	(331,766)
(1.735)/US SOFR/Mar-53 (Purchased)	Mar-23/1.735		4,414,500	(326,342)	999,796
1.735/US SOFR/Mar-53 (Purchased)	Mar-23/1.735		4,414,500	(326,342)	(318,771)
(2.427)/3 month USD-LIBOR-ICE/Jun-41 (Purchased)	Jun-31/2.427		2,929,600	(213,421)	175,249
2.427/3 month USD-LIBOR-ICE/Jun-41 (Purchased)	Jun-31/2.427		2,929,600	(213,421)	(82,703)
(1.625)/3 month USD-LIBOR-ICE/Jan-61 (Purchased)	Jan-41/1.625		2,670,500	(393,899)	130,561
1.625/3 month USD-LIBOR-ICE/Jan-61 (Purchased)	Jan-41/1.625		2,670,500	(393,899)	(83,480)
(1.102)/3 month USD-LIBOR-ICE/Nov-32 (Purchased)	Nov-22/1.102		1,348,000	(42,833)	287,407
1.102/3 month USD-LIBOR-ICE/Nov-32 (Purchased)	Nov-22/1.102		1,348,000	(42,833)	(43,513)
(2.689)/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.689		1,026,000	(132,098)	62,145
2.689/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.689		1,026,000	(132,098)	(85,948)
(0.055)/3 month EUR-EURIBOR/Mar-25 (Written)	Mar-24/0.055	EUR	126,823,600	406,903	342,160
0.555/3 month EUR-EURIBOR/Mar-25 (Purchased)	Mar-24/0.555	EUR	63,411,800	(400,007)	(335,894)
Goldman Sachs International
(2.40)/US SOFR/May-57 (Purchased)	May-27/2.40		$17,014,700	(2,194,896)	1,187,626
2.40/US SOFR/May-57 (Purchased)	May-27/2.40		17,014,700	(2,194,896)	(696,922)
(2.544)/US SOFR/Nov-32 (Purchased)	Nov-22/2.544		8,214,400	(168,395)	685,492
2.544/US SOFR/Nov-32 (Purchased)	Nov-22/2.544		8,214,400	(168,395)	(168,231)

52 Fixed Income Absolute Return Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
(2.8175)/3 month USD-LIBOR-ICE/Mar-47 (Purchased)	Mar-27/2.8175		$1,042,500	$(131,616)	$45,818
2.8175/3 month USD-LIBOR-ICE/Mar-47 (Purchased)	Mar-27/2.8175		1,042,500	(131,616)	(62,185)
JPMorgan Chase Bank N.A.
(1.70)/US SOFR/Jan-29 (Written)	Jan-24/1.70		10,683,100	227,951	183,642
1.70/US SOFR/Jan-29 (Written)	Jan-24/1.70		10,683,100	227,951	(733,715)
(2.317)/US SOFR/Apr-42 (Written)	Apr-32/2.317		4,541,400	384,657	141,465
2.317/US SOFR/Apr-42 (Written)	Apr-32/2.317		4,541,400	384,657	(192,964)
(1.81)/US SOFR/Jan-37 (Written)	Jan-27/1.81		1,876,300	110,889	64,695
1.81/US SOFR/Jan-37 (Written)	Jan-27/1.81		1,876,300	110,889	(175,078)
(3.315)/6 month AUD-BBR-BBSW/May-52 (Purchased)	May-32/3.315	AUD	6,301,900	(529,932)	109,805
3.315/6 month AUD-BBR-BBSW/May-52 (Purchased)	May-32/3.315	AUD	6,301,900	(529,932)	(108,958)
(1.445)/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	3,080,500	(115,473)	296,236
1.445/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	3,080,500	(115,473)	(79,409)
(2.495)/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	2,708,400	(168,430)	285,019
2.495/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	2,708,400	(168,430)	(100,914)
(1.692)/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	2,049,600	(63,945)	245,686
1.692/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	2,049,600	(63,945)	(53,529)
(1.441)/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	1,475,600	(87,270)	269,937
1.441/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	1,475,600	(87,270)	(70,884)
Morgan Stanley & Co. International PLC
(2.5375)/US SOFR/Nov-32 (Purchased)	Nov-22/2.5375		$16,914,600	(357,744)	1,409,324
2.5375/US SOFR/Nov-32 (Purchased)	Nov-22/2.5375		16,914,600	(357,744)	(357,236)
(3.27)/3 month USD-LIBOR-ICE/Oct-53 (Purchased)	Oct-23/3.27		1,569,900	(179,126)	(2,182)
3.27/3 month USD-LIBOR-ICE/Oct-53 (Purchased)	Oct-23/3.27		1,569,900	(179,126)	(95,576)
(2.505)/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.505		1,026,000	(157,183)	61,180
2.505/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.505		1,026,000	(110,398)	(72,631)
(2.3825)/US SOFR/Jul-56 (Purchased)	Jul-26/2.3825		395,200	(50,092)	29,087
2.3825/US SOFR/Jul-56 (Purchased)	Jul-26/2.3825		395,200	(50,092)	(19,720)

Fixed Income Absolute Return Fund 53

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Toronto-Dominion Bank
(1.937)/3 month USD-LIBOR-ICE/Feb-36 (Purchased)	Feb-26/1.937		$3,722,200	$(194,671)	$399,392
1.937/3 month USD-LIBOR-ICE/Feb-36 (Purchased)	Feb-26/1.937		3,722,200	(194,671)	(128,379)
(2.405)/3 month USD-LIBOR-ICE/Mar-41 (Purchased)	Mar-31/2.405		1,097,000	(76,516)	69,835
2.405/3 month USD-LIBOR-ICE/Mar-41 (Purchased)	Mar-31/2.405		1,097,000	(76,516)	(29,531)
UBS AG
(2.00)/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	2,683,700	(142,840)	99,856
2.00/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	2,683,700	(142,840)	(41,834)
(2.70)/6 month AUD-BBR-BBSW/Apr-47 (Purchased)	Apr-37/2.70	AUD	2,119,200	(128,674)	36,247
2.70/6 month AUD-BBR-BBSW/Apr-47 (Purchased)	Apr-37/2.70	AUD	2,119,200	(128,674)	(25,525)
3.292/6 month EUR-EURIBOR/Oct-24 (Purchased)	Oct-23/3.292	EUR	31,838,700	(183,629)	12,586
(3.292)/6 month EUR-EURIBOR/Oct-24 (Purchased)	Oct-23/3.292	EUR	31,838,700	(183,629)	(58,524)
3.255/3 month EUR-EURIBOR/Sep-24 (Purchased)	Sep-23/3.255	EUR	10,451,200	(67,250)	(5,784)
(3.255)/3 month EUR-EURIBOR/Sep-24 (Purchased)	Sep-23/3.255	EUR	10,451,200	(67,250)	(24,685)
(0.44)/6 month EUR-EURIBOR/Feb-41 (Purchased)	Feb-31/0.44	EUR	4,469,600	(350,650)	611,368
0.44/6 month EUR-EURIBOR/Feb-41 (Purchased)	Feb-31/0.44	EUR	4,469,600	(350,650)	(156,762)
(1.325)/6 month EUR-EURIBOR/Apr-49 (Purchased)	Apr-29/1.325	EUR	3,027,100	(419,688)	298,675
1.325/6 month EUR-EURIBOR/Apr-49 (Purchased)	Apr-29/1.325	EUR	3,027,100	(419,688)	(142,397)
(0.296)/6 month EUR-EURIBOR/Jan-51 (Purchased)	Jan-31/0.296	EUR	1,489,900	(225,445)	271,362
0.296/6 month EUR-EURIBOR/Jan-51 (Purchased)	Jan-31/0.296	EUR	1,489,900	(225,445)	(95,897)
Wells Fargo Bank, N.A.
3.0575/US SOFR/Jan-33 (Purchased)	Jan-23/3.0575		$13,918,200	(105,082)	(53,865)
Unrealized appreciation					18,686,084
Unrealized (depreciation)					(9,591,739)
Total					$9,094,345

54 Fixed Income Absolute Return Fund

TBA SALE COMMITMENTS OUTSTANDING at 10/31/22 (proceeds receivable $203,261,485)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 5.50%, 11/1/52	$52,000,000	11/14/22	$51,273,992
Uniform Mortgage-Backed Securities, 5.00%, 11/1/52	111,000,000	11/14/22	106,984,952
Uniform Mortgage-Backed Securities, 3.00%, 11/1/52	14,000,000	11/14/22	11,885,775
Uniform Mortgage-Backed Securities, 2.50%, 11/1/52	19,000,000	11/14/22	15,554,776
Uniform Mortgage-Backed Securities, 2.00%, 11/1/52	19,000,000	11/14/22	14,964,865
Total			$200,664,360

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$5,643,600	$1,176,465	$236,392	9/1/32	3 month USD-LIBOR-ICE — Quarterly	1.512% — Semiannually	$(955,324)
15,664,000	708,013	757	12/23/23	0.695% — Annually	US SOFR — Annually	768,722
11,952,000	1,361,572	1,027	12/23/26	1.085% — Annually	US SOFR — Annually	1,363,117
2,726,000	526,936	329	12/23/31	1.285% — Annually	US SOFR — Annually	522,643
1,863,000	668,370	(3,317)	12/23/51	US SOFR — Annually	1.437% — Annually	(666,064)
26,213,000	1,184,303	(2,667)	12/24/23	0.697% — Annually	US SOFR — Annually	1,273,046
2,921,000	331,709	(391)	12/24/26	1.096% — Annually	US SOFR — Annually	328,196
7,708,000	1,490,265	(3,441)	12/24/31	1.285% — Annually	US SOFR — Annually	1,478,066
10,761,000	3,864,383	(5,816)	12/24/51	1.435% — Annually	US SOFR — Annually	3,823,126
901,000	309,043	(147)	12/31/51	1.525% — Annually	US SOFR — Annually	305,093
3,179,000	357,510	(422)	12/31/26	US SOFR — Annually	1.135% — Annually	(354,568)
834,000	157,034	15,018	12/31/31	US SOFR — Annually	1.355% — Annually	(139,996)
987,200	68,324 E	(22)	1/15/47	1.724% — Annually	US SOFR — Annually	68,302
3,763,000	1,187,753	(128)	1/21/52	1.679% — Annually	US SOFR — Annually	1,168,071
3,135,000	1,019,251	(107)	1/19/52	US SOFR — Annually	1.626% — Annually	(1,010,018)
1,797,000	575,220	(61)	2/1/52	1.6545% — Annually	US SOFR — Annually	566,519
5,673,300	1,607,586	(193)	2/24/52	US SOFR — Annually	1.86% — Annually	(1,578,320)
2,443,000	732,876	(83)	2/29/52	1.7674% — Annually	US SOFR — Annually	723,638
2,297,000	368,117	(31)	2/29/32	US SOFR — Annually	1.75% — Annually	(358,331)

Fixed Income Absolute Return Fund 55

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$18,881,000	$1,784,255	$(153)	2/28/27	1.675% — Annually	US SOFR — Annually	$1,754,613
27,752,000	1,158,646	(105)	2/29/24	US SOFR — Annually	1.47709% — Annually	(1,152,278)
2,852,100	472,536	(38)	3/7/32	3 month USD-LIBOR-ICE — Quarterly	1.9575% — Semiannually	(477,903)
10,291,300	1,815,797	(136)	3/9/32	1.5475% — Annually	US SOFR — Annually	1,796,445
10,670,700	1,887,647	(141)	3/9/32	1.5415% — Annually	US SOFR — Annually	1,869,315
5,625,000	910,013	(75)	3/11/32	1.737% — Annually	US SOFR — Annually	891,944
1,963,000	61,619	(7)	4/7/24	2.45% — Annually	US SOFR — Annually	52,968
4,130,000	266,013	(33)	4/7/27	2.469% — Annually	US SOFR — Annually	240,731
826,000	96,072	(11)	4/7/23	2.3305% — Annually	US SOFR — Annually	91,729
2,738,000	657,777	(93)	4/7/52	US SOFR — Annually	2.1005% — Annually	(646,750)
294,000	30,397	(4)	4/14/32	2.4975% — Annually	US SOFR — Annually	28,165
5,741,000	1,132,125	(196)	4/14/52	US SOFR — Annually	2.3395% — Annually	(1,094,909)
7,704,000	493,210	(62)	4/14/27	2.483% — Annually	US SOFR — Annually	445,222
11,653,000	377,208	(44)	4/14/24	2.405% — Annually	US SOFR — Annually	333,732
20,689,000	1,163,963	(195)	5/2/27	US SOFR — Annually	2.685% — Annually	(1,079,580)
37,049,100	1,170,752	(140)	5/25/24	2.5945% — Annually	US SOFR — Annually	1,080,832
318,000	53,418	(11)	5/25/52	US SOFR — Annually	2.501% — Annually	(52,257)
2,268,600	255,739 E	(77)	5/28/57	2.40% — Annually	US SOFR — Annually	255,662
4,268,000	358,555	(57)	6/7/32	US SOFR — Annually	2.7565% — Annually	(338,966)
1,489,000	217,528	(51)	6/7/52	US SOFR — Annually	2.622% — Annually	(212,743)
41,026,700	3,224,288	(544)	6/8/32	US SOFR — Annually	2.825% — Annually	(3,090,756)
2,249,900	569,967	(282,393)	6/22/52	2.3075% — Semiannually	3 month USD-LIBOR-ICE — Quarterly	278,074
38,276,500	800,362	(144)	6/15/24	US SOFR — Annually	3.3385% — Annually	(638,306)

56 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$24,962,500	$905,390	$(202)	6/15/27	3.185% — Annually	US SOFR — Annually	$814,202
3,048,800	183,202	(43)	9/8/32	US SOFR — Annually	3.07% — Annually	(181,618)
7,910,100	609,631 E	(112)	2/3/33	3.13% — Semiannually	3 month USD-LIBOR-ICE — Quarterly	609,519
10,561,100	1,074,064 E	(150)	1/31/33	2.545% — Annually	US SOFR — Annually	1,073,914
10,561,100	1,069,839 E	(150)	1/31/33	2.55% — Annually	US SOFR — Annually	1,069,690
9,947,100	1,051,906 E	(141)	2/1/33	2.495% — Annually	US SOFR — Annually	1,051,765
10,966,000	1,222,270	(145)	8/2/32	US SOFR — Annually	2.4275% — Annually	(1,222,957)
9,726,100	1,097,882 E	(138)	2/1/33	2.4075% — Annually	US SOFR — Annually	1,097,744
702,700	38,698 E	(14)	4/1/42	US SOFR — Annually	2.63% — Annually	(38,711)
1,313,700	119,415 E	(20)	3/24/35	US SOFR — Annually	2.39% — Annually	(119,435)
2,872,700	420,678	(85)	8/10/42	2.645% — Annually	US SOFR — Annually	420,552
4,869,000	739,991	(10,855)	8/10/42	US SOFR — Annually	2.605% — Annually	(750,573)
1,996,400	307,146	(59)	8/10/42	2.5915% — Annually	US SOFR — Annually	306,910
13,558,000	748,266 E	(127)	2/6/29	2.40% — Annually	US SOFR — Annually	748,139
16,366,000	1,584,065	(216)	8/16/32	US SOFR — Annually	2.613% — Annually	(1,582,980)
1,463,400	45,292 E	(32)	1/15/47	2.49% — Annually	US SOFR — Annually	45,260
245,000	19,220	(3)	8/25/32	US SOFR — Annually	2.8415% — Annually	(19,118)
1,990,000	122,007 E	(30)	2/21/35	2.785% — Annually	US SOFR — Annually	121,977
22,047,400	464,980	(83)	9/6/24	US SOFR — Annually	3.413% — Annually	(441,233)
7,283,800	112,098 E	(40)	1/15/27	US SOFR — Annually	2.73% — Annually	(112,138)
10,399,900	648,330	(137)	9/13/32	3.043% — Annually	US SOFR — Annually	643,268
1,812,300	62,470 E	(35)	1/15/41	3.0500% — Annually	US SOFR — Annually	62,435
745,000	26,299 E	(15)	1/15/42	2.9825% — Annually	US SOFR — Annually	26,284
7,149,000	315,056 E	(18,618)	12/21/32	US SOFR — Annually	3.265% — Annually	(333,675)

Fixed Income Absolute Return Fund 57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$72,940,000	$1,665,950 E	$1,425,827	12/21/29	US SOFR — Annually	3.50% — Annually	$(240,123)
3,285,000	309,053	(112)	9/26/52	2.905% — Annually	US SOFR — Annually	308,514
17,083,000	421,096	(161)	9/26/27	US SOFR — Annually	3.465% — Annually	(409,469)
915,000	42,419	(12)	9/19/32	3.24% — Annually	US SOFR — Annually	41,926
185,401,000	1,275,559 E	(189,725)	12/21/24	4.20% — Annually	US SOFR — Annually	1,085,834
68,310,000	626,403 E	144,345	12/21/27	3.80% — Annually	US SOFR — Annually	770,748
51,747,000	1,708,686 E	(243,098)	12/21/32	3.40% — Annually	US SOFR — Annually	1,465,588
2,978,000	222,665 E	(24,849)	12/21/52	US SOFR — Annually	3.00% — Annually	(247,514)
5,920,000	173,752	(78)	9/26/32	US SOFR — Annually	3.449% — Annually	(169,840)
1,972,000	130,763	(67)	9/29/52	3.0575% — Annually	US SOFR — Annually	129,823
1,972,000	129,679	(67)	9/29/52	3.0605% — Annually	US SOFR — Annually	128,733
7,758,500	112,731	(102)	9/29/32	3.6305% — Annually	US SOFR — Annually	105,117
10,885,250	67,380	(88)	9/29/27	US SOFR — Annually	3.884% — Annually	(54,399)
7,758,500	106,757	(102)	9/29/32	3.64% — Annually	US SOFR — Annually	99,076
10,885,250	61,393	(88)	9/29/27	US SOFR — Annually	3.8965% — Annually	(48,288)
526,000	2,588	(2)	9/29/24	4.321% — Annually	US SOFR — Annually	1,744
5,298,000	59,655	(70)	9/29/32	3.67061% — Annually	US SOFR — Annually	54,261
5,930,500	88,246	(48)	9/30/27	US SOFR — Annually	3.6865% — Annually	(82,363)
5,930,500	88,780	(48)	9/30/27	US SOFR — Annually	3.6845% — Annually	(82,907)
12,933,000	109,543	(49)	9/30/24	4.1255% — Annually	US SOFR — Annually	96,879
9,359,000	249,137	(124)	9/30/32	3.4825% — Annually	US SOFR — Annually	245,233
1,675,000	117,719	(57)	10/3/52	US SOFR — Annually	3.0355% — Annually	(117,356)
877,000	6,858	(3)	10/3/24	US SOFR — Annually	4.16% — Annually	(5,847)
6,635,000	165,012	(88)	10/3/32	US SOFR — Annually	3.504% — Annually	(160,932)

58 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$2,457,500	$58,095 E	$(35)	10/3/33	3.394% — Annually	US SOFR — Annually	$58,061
8,207,000	98,976	(66)	10/4/27	3.75% — Annually	US SOFR — Annually	92,302
17,729,000	496,057	(234)	10/5/32	US SOFR — Annually	3.466% — Annually	(487,639)
5,522,000	153,622	(73)	10/5/32	3.468% — Annually	US SOFR — Annually	150,846
3,241,000	104,328	(43)	10/5/32	US SOFR — Annually	3.4145% — Annually	(102,914)
3,996,000	316,883	(136)	10/6/52	US SOFR — Annually	2.9857% — Annually	(315,149)
2,402,000	85,031 E	(36)	10/21/36	US SOFR — Annually	3.116% — Annually	(85,067)
837,000	31,312 E	(12)	1/11/33	US SOFR — Annually	3.34% — Annually	(31,324)
2,947,000	109,481 E	(42)	1/31/33	US SOFR — Annually	3.337% — Annually	(109,523)
2,947,000	110,454 E	(42)	1/31/33	US SOFR — Annually	3.333% — Annually	(110,495)
7,500,000	281,925 E	(106)	8/23/33	US SOFR — Annually	3.237% — Annually	(282,031)
2,751,000	104,731 E	(39)	2/1/33	US SOFR — Annually	3.3255% — Annually	(104,769)
7,211,000	275,604 E	(102)	9/1/33	US SOFR — Annually	3.225% — Annually	(275,706)
322,000	12,165 E	(5)	11/14/32	3.347% — Annually	US SOFR — Annually	12,161
1,447,000	124,080 E	(49)	2/3/53	2.9275% — Annually	US SOFR — Annually	124,031
2,309,000	91,182 E	(33)	2/1/33	US SOFR — Annually	3.308% — Annually	(91,215)
5,894,000	92,241	(47)	10/7/27	US SOFR — Annually	3.6685% — Annually	(86,727)
52,307,000	676,330	(12,367)	10/7/27	US SOFR — Annually	3.73% — Annually	(663,651)
93,118,000	2,347,505	(36,608)	10/7/32	3.50% — Annually	US SOFR — Annually	2,281,185
25,980,000	1,756,248	17,399	10/7/52	US SOFR — Annually	3.05% — Annually	(1,738,678)
4,669,000	111,776	(62)	10/11/32	3.5155% — Annually	US SOFR — Annually	110,414
12,095,000	71,844 E	(25,820)	12/21/24	4.25% — Annually	US SOFR — Annually	46,025
3,776,000	74,349	(50)	10/11/32	3.5675% — Annually	US SOFR — Annually	73,134
9,743,000	7,600 E	(67)	4/8/28	3.44% — Annually	US SOFR — Annually	7,532

Fixed Income Absolute Return Fund 59

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$26,250,000	$26,250 E	$(98)	1/31/25	US SOFR — Annually	4.035% — Annually	$(26,348)
1,703,000	74,830	(58)	10/13/52	3.1795% — Annually	US SOFR — Annually	73,923
1,736,000	73,433	(59)	10/14/52	3.1885% — Annually	US SOFR — Annually	72,507
2,783,600	31,594 E	(39)	1/17/33	3.6575% — Annually	US SOFR — Annually	31,555
1,011,000	44,181 E	(34)	1/16/55	2.97% — Annually	US SOFR — Annually	44,146
3,159,000	15,321	(12)	10/14/24	US SOFR — Annually	4.316% — Annually	(11,976)
2,553,000	39,367	(34)	10/14/32	US SOFR — Annually	3.6195% — Annually	(37,577)
5,377,000	36,779	(43)	10/18/27	US SOFR — Annually	3.865% — Annually	(33,720)
19,803,000	10,298 E	(110)	1/16/26	US SOFR — Annually	3.605% — Annually	(10,407)
3,763,000	37,931	(50)	10/20/32	3.6845% — Annually	US SOFR — Annually	35,473
2,916,000	86,693	(99)	10/20/52	US SOFR — Annually	3.2571% — Annually	(85,341)
9,496,100	209,104 E	(323)	10/9/54	3.115% — Annually	US SOFR — Annually	208,781
38,617,300	290,402 E	(545)	10/10/33	US SOFR — Annually	3.594% — Annually	(290,947)
424,000	6,398	(14)	10/20/52	US SOFR — Annually	3.3375% — Annually	(6,190)
1,048,600	16,274 E	(36)	1/24/55	3.135% — Annually	US SOFR — Annually	16,239
3,807,100	6,510 E	(36)	4/13/28	3.965% — Annually	US SOFR — Annually	(6,546)
1,259,100	3,500 E	(19)	4/4/35	3.5575% — Annually	US SOFR — Annually	3,481
2,518,100	2,619 E	(28)	5/8/30	US SOFR — Annually	3.52% — Annually	(2,647)
3,447,400	3,068 E	(30)	4/4/32	3.515% — Annually	US SOFR — Annually	3,038
15,175,400	42,795 E	(214)	11/24/33	US SOFR — Annually	3.708% — Annually	42,581
7,280,300	13,687 E	(103)	6/6/34	US SOFR — Annually	3.645% — Annually	13,584
4,231,000	12,355	(34)	10/21/27	4.0835% — Annually	US SOFR — Annually	(15,537)
1,882,000	16,486	(64)	10/24/52	3.372% — Annually	US SOFR — Annually	15,802
555,600	489 E	(8)	2/19/36	US SOFR — Annually	3.6145% — Annually	481

60 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	$411,800	$329 E	$(6)	3/3/36	US SOFR — Annually	3.614% — Annually	$323
	16,229,800	104,358	(214)	10/31/32	3.885% — Annually	US SOFR — Annually	(106,323)
	5,402,000	39,813	(184)	10/24/52	US SOFR — Annually	3.4605% — Annually	41,517
	4,066,000	110,758	(138)	10/25/52	3.5695% — Annually	US SOFR — Annually	(111,323)
	14,112,300	8,467 E	(53)	6/26/25	US SOFR — Annually	4.31% — Annually	8,414
	2,112,000	37,657	(72)	10/27/32	3.5176% — Annually	US SOFR — Annually	(38,761)
	6,127,300	48,957 E	(86)	12/4/33	US SOFR — Annually	3.77% — Annually	48,871
	1,851,200	6,979 E	(21)	3/24/32	US SOFR — Annually	3.64% — Annually	6,958
	5,290,200	28,832 E	(79)	6/28/37	US SOFR — Annually	3.70% — Annually	28,752
	1,202,300	9,522 E	(23)	6/20/40	US SOFR — Annually	3.75% — Annually	9,499
	3,981,000	7,444	(135)	10/28/52	US SOFR — Annually	3.43% — Annually	8,826
	7,259,000	10,235	(27)	10/28/24	4.4905% — Annually	US SOFR — Annually	6,586
	5,010,000	13,577	(66)	10/28/32	3.774% — Annually	US SOFR — Annually	11,410
	14,604,000	32,421	(55)	11/1/24	4.4465% — Annually	US SOFR — Annually	32,366
	3,981,000	22,134	(135)	11/1/52	US SOFR — Annually	3.389% — Annually	(22,270)
	15,665,000	67,203	(126)	11/1/27	3.9195% — Annually	US SOFR — Annually	67,077
	11,339,000	1,928	(43)	11/2/24	US SOFR — Annually	4.5545% — Annually	(1,970)
	6,981,000	18,849	(92)	11/2/32	3.84% — Annually	US SOFR — Annually	(18,941)
	48,000	20	—	11/2/24	US SOFR — Annually	4.585% — Annually	20
AUD	117,100	17,101 E	(1)	1/30/35	1.692% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	17,100
AUD	394,200	61,636 E	(4)	3/5/35	1.47% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	61,632
AUD	146,400	23,348 E	(1)	3/25/35	1.4025% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	23,346

Fixed Income Absolute Return Fund 61

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
AUD	246,400	$31,599 E	$(3)	3/28/40	1.445% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	$31,596
AUD	910,700	126,298 E	(11)	4/1/40	1.1685% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	126,287
AUD	59,000	14,046 E	(1)	7/2/45	1.441% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	14,045
AUD	2,800,000	336,837	(31)	4/6/31	6 month AUD-BBR-BBSW — Semiannually	1.87% — Semiannually	(338,792)
AUD	139,000	2,892 E	2,545	12/21/32	6 month AUD-BBR-BBSW — Semiannually	4.21% — Semiannually	(348)
AUD	7,798,000	32,023 E	(24,440)	12/21/24	3.78% — Quarterly	6 month AUD-BBR-BBSW — Quarterly	7,583
AUD	1,679,200	300,308 E	292,173	11/24/42	6 month AUD-BBR-BBSW — Semiannually	2.50% — Semiannually	(8,135)
CAD	118,000	639 E	438	12/21/32	3.69% — Semiannually	3 month CAD-BA-CDOR — Semiannually	1,077
CAD	11,625,000	10,837 E	(9,746)	12/21/24	4.425% — Semiannually	3 month CAD-BA-CDOR — Semiannually	(20,583)
CHF	1,613,000	1,337 E	4	12/21/32	Swiss Average Rate Overnight — Annually	2.01% — Annually	1,341
EUR	757,000	81,843 E	(29)	11/29/58	1.484% — Annually	6 month EUR-EURIBOR — Semiannually	81,814
EUR	1,029,500	235,041	(40)	2/19/50	6 month EUR-EURIBOR — Semiannually	1.354% — Annually	(226,896)
EUR	1,137,000	279,629	(43)	3/11/50	1.267% — Annually	6 month EUR-EURIBOR — Semiannually	272,418
EUR	1,150,600	295,050	(44)	3/12/50	1.2115% — Annually	6 month EUR-EURIBOR — Semiannually	288,281
EUR	1,295,500	357,812	(50)	3/26/50	1.113% — Annually	6 month EUR-EURIBOR — Semiannually	351,413
EUR	1,120,200	148,963 E	(42)	11/29/58	6 month EUR-EURIBOR — Semiannually	1.343% — Annually	(149,005)

62 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	1,336,000	$381,501	$(50)	2/19/50	1.051% — Annually	6 month EUR-EURIBOR — Semiannually	$373,665
EUR	1,095,100	287,279 E	(42)	6/7/54	1.054% — Annually	6 month EUR-EURIBOR — Semiannually	287,237
EUR	999,500	313,277	(38)	2/19/50	0.9035% — Annually	6 month EUR-EURIBOR — Semiannually	308,446
EUR	531,600	177,112	(20)	2/21/50	0.80% — Annually	6 month EUR-EURIBOR — Semiannually	174,971
EUR	2,146,300	791,227 E	(82)	8/8/54	0.49% — Annually	6 month EUR-EURIBOR — Semiannually	791,145
EUR	1,338,400	572,189 E	(50)	6/6/54	6 month EUR-EURIBOR — Semiannually	0.207% — Annually	(572,239)
EUR	1,741,600	766,525	(66)	2/19/50	0.233% — Annually	6 month EUR-EURIBOR — Semiannually	766,286
EUR	7,327,800	2,723,892	(277)	2/19/50	6 month EUR-EURIBOR — Semiannually	0.595% — Annually	(2,704,863)
EUR	835,200	374,007 E	(31)	3/4/54	0.134% — Annually	6 month EUR-EURIBOR — Semiannually	373,976
EUR	371,500	192,463 E	(14)	3/13/54	—	0.2275% plus 6 month EUR-EURIBOR — Semiannually	192,449
EUR	2,672,400	502,133 E	(57)	5/13/40	6 month EUR-EURIBOR — Semiannually	0.276% — Annually	(502,190)
EUR	1,304,300	239,775 E	(28)	6/24/40	0.315% — Annually	6 month EUR-EURIBOR — Semiannually	239,747
EUR	1,668,900	315,229 E	(39)	1/16/40	0.315% — Annually	6 month EUR-EURIBOR — Semiannually	315,190
EUR	616,100	114,904 E	(14)	3/28/40	0.3175% — Annually	6 month EUR-EURIBOR — Semiannually	114,890
EUR	1,486,800	584,573	(61)	5/21/51	6 month EUR-EURIBOR — Semiannually	0.516% — Annually	(580,609)
EUR	1,439,000	304,555	(25)	6/14/31	0.171% — Annually	6 month EUR-EURIBOR — Semiannually	304,058

Fixed Income Absolute Return Fund 63

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	1,449,200	$319,059	$(25)	7/15/31	0.0675% — Annually	6 month EUR-EURIBOR — Semiannually	$320,337
EUR	402,600	171,175	(16)	9/14/52	6 month EUR-EURIBOR — Semiannually	0.374% — Annually	(171,787)
EUR	4,360,000	843,743	(70)	3/7/32	6 month EUR-EURIBOR — Semiannually	0.60% — Annually	(835,205)
EUR	4,204,900	90,964 E	(67)	2/2/36	2.875% — Annually	6 month EUR-EURIBOR — Semiannually	90,897
EUR	4,268,300	143,628	(64)	9/8/32	2.615% — Annually	6 month EUR-EURIBOR — Semiannually	135,803
EUR	17,670,700	449,849 E	(67)	6/28/25	1.718% — Annually	6 month EUR-EURIBOR — Semiannually	449,782
EUR	2,308,000	390,304	(80)	8/29/52	6 month EUR-EURIBOR — Semiannually	1.636% — Annually	(387,950)
EUR	5,951,400	336,303 E	(68)	9/12/29	1.71% — Annually	6 month EUR-EURIBOR — Semiannually	336,235
EUR	17,432,000	1,168,002	(167)	9/2/27	6 month EUR-EURIBOR — Semiannually	1.372% — Annually	(1,163,985)
EUR	696,400	53,605 E	(24)	6/6/54	2.005% — Annually	6 month EUR-EURIBOR — Semiannually	53,581
EUR	1,029,000	67,136 E	(35)	6/7/54	2.065% — Annually	6 month EUR-EURIBOR — Semiannually	67,102
EUR	742,000	28,217 E	46,150	12/21/32	6 month EUR-EURIBOR — Semiannually	2.624% — Annually	17,933
EUR	9,692,000	3,544	(36)	10/10/24	2.7975% — Annually	6 month EUR-EURIBOR — Semiannually	(1,332)
EUR	14,927,000	25,520 E	(74,549)	12/21/24	2.91% — Annually	6 month EUR-EURIBOR — Semiannually	(49,028)
EUR	2,722,200	27,898 E	(40)	2/18/36	6 month EUR-EURIBOR — Semiannually	3.285% — Annually	27,857
EUR	696,400	3,393 E	(13)	8/22/39	6 month EUR-EURIBOR — Semiannually	3.14% — Annually	3,380
EUR	15,698,000	65,467 E	(107)	6/26/28	6 month EUR-EURIBOR — Semiannually	3.26% — Annually	65,360

64 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	1,373,500	$6,420 E	$(26)	3/28/40	6 month EUR-EURIBOR — Semiannually	3.09% — Annually	$6,394
GBP	1,039,300	264,774	(21)	5/19/31	Sterling Overnight Index Average — Annually	0.754% — Annually	(264,105)
GBP	53,602,900	1,750,717	44,401	9/15/23	Sterling Overnight Index Average — Annually	0.84% — Annually	(1,797,913)
GBP	53,602,900	1,833,089	66,677	9/15/23	Sterling Overnight Index Average — Annually	0.68% — Annually	(1,870,436)
GBP	53,602,900	1,915,461	(104,100)	9/15/23	0.52% — Annually	Sterling Overnight Index Average — Annually	1,927,810
GBP	21,441,200	654,061	(110)	9/15/23	1.065% — Annually	Sterling Overnight Index Average — Annually	669,102
GBP	252,000	11,034 E	(982)	12/21/32	Sterling Overnight Index Average — Annually	3.34% — Annually	(12,016)
GBP	9,410,000	248,418	(142)	9/21/32	3.522% — Annually	Sterling Overnight Index Average — Annually	231,218
GBP	1,109,000	11,332 E	(24)	1/14/40	3.306% — Annually	Sterling Overnight Index Average — Annually	(11,355)
GBP	571,000	5,298 E	(12)	8/20/39	3.299% — Annually	Sterling Overnight Index Average — Annually	(5,310)
GBP	2,735,000	38,548 E	(17,186)	12/21/24	5.34% — Annually	Sterling Overnight Index Average — Annually	(55,734)
GBP	31,236,000	620,069 E	(131)	11/7/24	5.495% — Annually	Sterling Overnight Index Average — Annually	(620,200)
GBP	12,449,000	630,023 E	(197)	11/9/32	Sterling Overnight Index Average — Annually	4.35% — Annually	629,825

Fixed Income Absolute Return Fund 65

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
GBP	816,700	$36,574 E	$(18)	2/26/39	Sterling Overnight Index Average — Annually	3.778% — Annually	$36,556
JPY	121,551,800	114,934 E	(35)	8/29/43	Bank of Japan Unsecured Overnight Call Rate Expected Index — Annually	0.343% — Annually	(114,969)
JPY	176,833,300	46,166	(39,307)	2/25/31	0.003% — Annually	Tokyo Overnight Average Rate — Annually	6,698
JPY	49,318,800	20,335 E	(8,047)	8/29/43	0.7495% — Annually	Tokyo Overnight Average Rate — Annually	12,288
JPY	66,881,600	73,595 E	(64,521)	8/29/43	0.194% — Annually	Tokyo Overnight Average Rate — Annually	9,074
NOK	4,760,000	8,745 E	545	12/21/32	3.48% — Annually	6 month NOK-NIBOR-NIBR — Semiannually	9,290
NZD	2,097,000	48,878 E	(2,794)	12/21/32	3 month NZD-BBR-FRA — Quarterly	4.175% — Semiannually	(51,672)
SEK	29,913,000	45,921 E	(5,745)	12/21/32	2.925% — Annually	3 month SEK-STIBOR-SIDE — Quarterly	40,176
Total			$1,068,078	$10,490,784
E Extended effective date.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/22
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$11,962	$122,502	$27,808	5/11/63	300 bp — Monthly	$(15,775)
CMBX NA BBB−.6 Index	B+/P	22,719	263,905	59,906	5/11/63	300 bp — Monthly	(37,033)
CMBX NA BBB−.6 Index	B+/P	46,609	528,509	119,972	5/11/63	300 bp — Monthly	(73,054)
CMBX NA BBB−.6 Index	B+/P	44,403	545,309	123,785	5/11/63	300 bp — Monthly	(79,064)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	A-/P	2,789	13,370	1,471	5/11/63	200 bp — Monthly	1,323
CMBX NA A.6 Index	A-/P	3,878	19,183	2,110	5/11/63	200 bp — Monthly	1,775

66 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA A.6 Index	A-/P	$5,828	$24,415	$2,686	5/11/63	200 bp — Monthly	$3,151
CMBX NA A.6 Index	A-/P	8,016	30,810	3,389	5/11/63	200 bp — Monthly	4,639
CMBX NA A.6 Index	A-/P	8,498	41,273	4,540	5/11/63	200 bp — Monthly	3,974
CMBX NA A.6 Index	A-/P	9,789	47,668	5,243	5/11/63	200 bp — Monthly	4,564
CMBX NA A.6 Index	A-/P	13,284	63,363	6,970	5/11/63	200 bp — Monthly	6,339
CMBX NA A.6 Index	A-/P	15,280	74,408	8,185	5/11/63	200 bp — Monthly	7,124
CMBX NA A.6 Index	A-/P	16,700	81,965	9,016	5/11/63	200 bp — Monthly	7,715
CMBX NA A.6 Index	A-/P	23,398	113,937	12,533	5/11/63	200 bp — Monthly	10,909
CMBX NA A.6 Index	A-/P	28,780	141,259	15,538	5/11/63	200 bp — Monthly	13,297
CMBX NA A.6 Index	A-/P	31,313	152,885	16,817	5/11/63	200 bp — Monthly	14,556
CMBX NA BB.11 Index	BB−/P	203,965	361,000	77,687	11/18/54	500 bp — Monthly	126,629
CMBX NA BB.13 Index	BB−/P	4,099	41,000	10,730	12/16/72	500 bp — Monthly	(6,591)
CMBX NA BB.13 Index	BB−/P	14,062	149,000	38,993	12/16/72	500 bp — Monthly	(24,787)
CMBX NA BB.13 Index	BB−/P	24,693	271,000	70,921	12/16/72	500 bp — Monthly	(45,964)
CMBX NA BB.13 Index	BB−/P	102,843	1,128,000	295,198	12/16/72	500 bp — Monthly	(191,258)
CMBX NA BB.14 Index	BB/P	15,130	138,000	32,237	12/16/72	500 bp — Monthly	(16,972)
CMBX NA BB.6 Index	B-/P	154,927	777,600	296,965	5/11/63	500 bp — Monthly	(141,282)
CMBX NA BB.7 Index	B-/P	50,574	991,000	329,508	1/17/47	500 bp — Monthly	(277,970)
CMBX NA BB.9 Index	B/P	2,036	10,000	3,163	9/17/58	500 bp — Monthly	(1,117)
CMBX NA BB.9 Index	B/P	34,922	171,000	54,087	9/17/58	500 bp — Monthly	(18,999)
CMBX NA BBB−.10 Index	BB+/P	15,634	126,000	22,327	11/17/59	300 bp — Monthly	(6,619)
CMBX NA BBB−.10 Index	BB+/P	23,891	219,000	38,807	11/17/59	300 bp — Monthly	(14,788)
CMBX NA BBB−.11 Index	BBB−/P	22,737	363,000	56,483	11/18/54	300 bp — Monthly	(33,534)

Fixed Income Absolute Return Fund 67

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.13 Index	BBB−/P	$3,709	$73,000	$14,206	12/16/72	300 bp — Monthly	$(10,454)
CMBX NA BBB−.15 Index	BBB−/P	10,237	98,000	18,395	11/18/64	300 bp — Monthly	(8,101)
CMBX NA BBB−.15 Index	BBB−/P	3,908	23,000	4,317	11/18/64	300 bp — Monthly	(396)
Credit Suisse International
CMBX NA BB.7 Index	B-/P	27,822	208,000	69,160	1/17/47	500 bp — Monthly	(41,136)
CMBX NA BBB−.7 Index	BB−/P	139,477	1,887,000	392,685	1/17/47	300 bp — Monthly	(252,107)
Goldman Sachs International
CMBX NA A.13 Index	A-/P	(1,723)	325,000	26,683	12/16/72	200 bp — Monthly	(28,279)
CMBX NA BB.6 Index	B-/P	114,295	241,200	92,114	5/11/63	500 bp — Monthly	22,415
CMBX NA BBB−.13 Index	BBB−/P	296	5,000	973	12/16/72	300 bp — Monthly	(674)
CMBX NA BBB−.13 Index	BBB−/P	16,780	106,000	20,628	12/16/72	300 bp — Monthly	(3,786)
CMBX NA BBB−.13 Index	BBB−/P	18,648	119,000	23,157	12/16/72	300 bp — Monthly	(4,440)
CMBX NA BBB−.13 Index	BBB−/P	7,982	127,000	24,714	12/16/72	300 bp — Monthly	(16,658)
CMBX NA BBB−.13 Index	BBB−/P	28,946	171,000	33,277	12/16/72	300 bp — Monthly	(4,231)
CMBX NA BBB−.14 Index	BBB−/P	89	2,000	369	12/16/72	300 bp — Monthly	(279)
CMBX NA BBB−.14 Index	BBB−/P	237	5,000	923	12/16/72	300 bp — Monthly	(683)
CMBX NA BBB−.14 Index	BBB−/P	233	5,000	923	12/16/72	300 bp — Monthly	(686)
CMBX NA BBB−.14 Index	BBB−/P	379	10,000	1,845	12/16/72	300 bp — Monthly	(1,460)
CMBX NA BBB−.15 Index	BBB−/P	9,319	150,000	28,155	11/18/64	300 bp — Monthly	(18,749)
CMBX NA BBB−.15 Index	BBB−/P	16,361	177,000	33,223	11/18/64	300 bp — Monthly	(16,759)
CMBX NA BBB−.15 Index	BBB−/P	15,760	177,000	33,223	11/18/64	300 bp — Monthly	(17,360)
JPMorgan Securities LLC
CMBX NA A.14 Index	A-/P	(94)	16,000	1,349	12/16/72	200 bp — Monthly	(1,437)
CMBX NA BB.10 Index	B+/P	10,591	132,000	42,926	5/11/63	500 bp — Monthly	(32,207)
CMBX NA BB.6 Index	B-/P	167,824	234,720	89,640	5/11/63	500 bp — Monthly	78,413

68 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.7 Index	B-/P	$272,738	$557,000	$185,203	1/17/47	500 bp — Monthly	$88,077
CMBX NA BBB−.11 Index	BBB−/P	441	4,000	622	11/18/54	300 bp — Monthly	(180)
CMBX NA BBB−.13 Index	BBB−/P	529	4,000	778	12/16/72	300 bp — Monthly	(247)
CMBX NA BBB−.8 Index	BB/P	9,980	64,000	10,758	10/17/57	300 bp — Monthly	(741)
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(67)	8,000	657	12/16/72	200 bp — Monthly	(721)
CMBX NA A.13 Index	A-/P	(1,128)	188,000	15,435	12/16/72	200 bp — Monthly	(16,489)
CMBX NA A.13 Index	A-/P	(8,231)	552,000	45,319	12/16/72	200 bp — Monthly	(53,336)
CMBX NA A.14 Index	A-/P	(25)	2,000	169	12/16/72	200 bp — Monthly	(193)
CMBX NA A.14 Index	A-/P	(163)	11,000	927	12/16/72	200 bp — Monthly	(1,086)
CMBX NA A.14 Index	A-/P	(386)	29,000	2,445	12/16/72	200 bp — Monthly	(2,820)
CMBX NA A.14 Index	A-/P	1,152	41,000	3,456	12/16/72	200 bp — Monthly	(2,289)
CMBX NA A.14 Index	A-/P	(382)	65,000	5,480	12/16/72	200 bp — Monthly	(5,837)
CMBX NA A.14 Index	A-/P	(1,340)	86,000	7,250	12/16/72	200 bp — Monthly	(8,556)
CMBX NA A.14 Index	A-/P	(1,917)	123,000	10,369	12/16/72	200 bp — Monthly	(12,238)
CMBX NA A.6 Index	A-/P	8,076	52,899	5,819	5/11/63	200 bp — Monthly	2,278
CMBX NA A.7 Index	BBB+/P	199	41,000	2,317	1/17/47	200 bp — Monthly	(2,101)
CMBX NA A.7 Index	BBB+/P	(96)	99,000	5,594	1/17/47	200 bp — Monthly	(5,651)
CMBX NA BB.11 Index	BB−/P	4,232	50,000	10,760	11/18/54	500 bp — Monthly	(6,479)
CMBX NA BB.13 Index	BB−/P	3,325	36,000	9,421	12/16/72	500 bp — Monthly	(6,061)
CMBX NA BB.13 Index	BB−/P	4,401	47,000	12,300	12/16/72	500 bp — Monthly	(7,854)
CMBX NA BB.13 Index	BB−/P	6,237	68,000	17,796	12/16/72	500 bp — Monthly	(11,493)
CMBX NA BB.13 Index	BB−/P	10,770	112,000	29,310	12/16/72	500 bp — Monthly	(18,431)
CMBX NA BB.13 Index	BB−/P	11,626	125,000	32,713	12/16/72	500 bp — Monthly	(20,965)

Fixed Income Absolute Return Fund 69

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.13 Index	BB−/P	$22,127	$241,000	$63,070	12/16/72	500 bp — Monthly	$(40,708)
CMBX NA BB.6 Index	B-/P	47,886	140,400	53,619	5/11/63	500 bp — Monthly	(5,596)
CMBX NA BB.6 Index	B-/P	96,100	280,800	107,238	5/11/63	500 bp — Monthly	(10,864)
CMBX NA BBB−.15 Index	BBB−/P	8,179	145,000	27,217	11/18/64	300 bp — Monthly	(18,953)
CMBX NA BBB−.7 Index	BB−/P	6,261	92,000	19,145	1/17/47	300 bp — Monthly	(12,830)
CMBX NA BBB−.7 Index	BB−/P	9,520	143,000	29,758	1/17/47	300 bp — Monthly	(20,154)
CMBX NA BBB−.9 Index	BB+/P	291	3,000	607	9/17/58	300 bp — Monthly	(314)
Upfront premium received		2,079,722		Unrealized appreciation		397,178
Upfront premium (paid)		(15,552)		Unrealized (depreciation)		(1,737,876)
Total		$2,064,170		Total		$(1,340,698)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2022. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/22
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,038)	$140,000	$7,910	1/17/47	(200 bp) — Monthly	$6,818
CMBX NA BB.10 Index	(84,868)	352,000	114,470	11/17/59	(500 bp) — Monthly	29,261
CMBX NA BB.10 Index	(77,265)	303,000	98,536	11/17/59	(500 bp) — Monthly	20,976
CMBX NA BB.10 Index	(13,254)	127,000	41,300	11/17/59	(500 bp) — Monthly	27,923
CMBX NA BB.10 Index	(11,403)	104,000	33,821	11/17/59	(500 bp) — Monthly	22,316
CMBX NA BB.11 Index	(8,181)	119,000	25,609	11/18/54	(500 bp) — Monthly	17,312
CMBX NA BB.11 Index	(8,376)	116,000	24,963	11/18/54	(500 bp) — Monthly	16,474
CMBX NA BB.11 Index	(3,775)	74,000	15,925	11/18/54	(500 bp) — Monthly	12,078

70 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.11 Index	$(3,839)	$74,000	$15,925	11/18/54	(500 bp) — Monthly	$12,014
CMBX NA BB.8 Index	(42,146)	117,890	43,384	10/17/57	(500 bp) — Monthly	1,123
CMBX NA BB.9 Index	(605)	15,000	4,745	9/17/58	(500 bp) — Monthly	4,125
CMBX NA BBB−.10 Index	(128,609)	748,000	132,546	11/17/59	(300 bp) — Monthly	3,500
CMBX NA BBB−.10 Index	(50,836)	219,000	38,807	11/17/59	(300 bp) — Monthly	(12,157)
CMBX NA BBB−.10 Index	(36,025)	151,000	26,757	11/17/59	(300 bp) — Monthly	(9,356)
CMBX NA BBB−.10 Index	(27,941)	128,000	22,682	11/17/59	(300 bp) — Monthly	(5,334)
CMBX NA BBB−.10 Index	(22,416)	103,000	18,252	11/17/59	(300 bp) — Monthly	(4,225)
CMBX NA BBB−.10 Index	(25,919)	87,000	15,416	11/17/59	(300 bp) — Monthly	(10,554)
CMBX NA BBB−.10 Index	(6,884)	54,000	9,569	11/17/59	(300 bp) — Monthly	2,654
CMBX NA BBB−.10 Index	(11,811)	48,000	8,506	11/17/59	(300 bp) — Monthly	(3,334)
CMBX NA BBB−.10 Index	(5,991)	47,000	8,328	11/17/59	(300 bp) — Monthly	2,310
CMBX NA BBB−.10 Index	(2,447)	20,000	3,544	11/17/59	(300 bp) — Monthly	1,086
CMBX NA BBB−.11 Index	(18,545)	126,000	19,606	11/18/54	(300 bp) — Monthly	987
CMBX NA BBB−.11 Index	(37,724)	115,000	17,894	11/18/54	(300 bp) — Monthly	(19,897)
CMBX NA BBB−.11 Index	(16,668)	52,000	8,091	11/18/54	(300 bp) — Monthly	(8,607)
CMBX NA BBB−.11 Index	(5,740)	39,000	6,068	11/18/54	(300 bp) — Monthly	306
CMBX NA BBB−.12 Index	(65,030)	370,000	64,898	8/17/61	(300 bp) — Monthly	(286)
CMBX NA BBB−.12 Index	(96,979)	279,000	48,937	8/17/61	(300 bp) — Monthly	(48,205)
CMBX NA BBB−.12 Index	(17,830)	259,000	45,429	8/17/61	(300 bp) — Monthly	27,447
CMBX NA BBB−.12 Index	(62,518)	183,000	32,098	8/17/61	(300 bp) — Monthly	(30,526)
CMBX NA BBB−.12 Index	(21,090)	60,000	10,524	8/17/61	(300 bp) — Monthly	(10,601)
CMBX NA BBB−.12 Index	(18,378)	55,000	9,647	8/17/61	(300 bp) — Monthly	(8,763)

Fixed Income Absolute Return Fund 71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.12 Index	$(8,458)	$24,000	$4,210	8/17/61	(300 bp) — Monthly	$(4,262)
CMBX NA BBB−.13 Index	(5,532)	73,000	14,206	12/16/72	(300 bp) — Monthly	8,631
CMBX NA BBB−.13 Index	(2,852)	56,000	10,898	12/16/72	(300 bp) — Monthly	8,013
CMBX NA BBB−.13 Index	(2,824)	56,000	10,898	12/16/72	(300 bp) — Monthly	8,041
CMBX NA BBB−.14 Index	(2,785)	14,000	2,583	12/16/72	(300 bp) — Monthly	(210)
CMBX NA BBB−.14 Index	(1,538)	8,000	1,476	12/16/72	(300 bp) — Monthly	(67)
CMBX NA BBB−.8 Index	(56,811)	363,000	61,020	10/17/57	(300 bp) — Monthly	3,998
CMBX NA BBB−.8 Index	(24,698)	178,000	29,922	10/17/57	(300 bp) — Monthly	5,120
CMBX NA BBB−.8 Index	(24,063)	154,000	25,887	10/17/57	(300 bp) — Monthly	1,735
CMBX NA BBB−.8 Index	(17,483)	126,000	21,181	10/17/57	(300 bp) — Monthly	3,625
CMBX NA BBB−.8 Index	(6,870)	48,000	8,069	10/17/57	(300 bp) — Monthly	1,171
CMBX NA BBB−.8 Index	(3,861)	29,000	4,875	10/17/57	(300 bp) — Monthly	997
CMBX NA BBB−.8 Index	(3,000)	20,000	3,362	10/17/57	(300 bp) — Monthly	350
CMBX NA BBB−.9 Index	(1,656)	7,000	1,415	9/17/58	(300 bp) — Monthly	(245)
Credit Suisse International
CMBX NA BB.10 Index	(31,275)	263,000	85,528	11/17/59	(500 bp) — Monthly	53,997
CMBX NA BB.10 Index	(35,090)	263,000	85,528	11/17/59	(500 bp) — Monthly	50,181
CMBX NA BB.10 Index	(17,278)	139,000	45,203	11/17/59	(500 bp) — Monthly	27,790
CMBX NA BB.7 Index	(31,365)	1,279,440	488,618	5/11/63	(500 bp) — Monthly	456,009
Goldman Sachs International
CMBX NA A.6 Index	(32,595)	286,005	31,461	5/11/63	(200 bp) — Monthly	(1,246)
CMBX NA A.6 Index	(23,414)	163,349	17,968	5/11/63	(200 bp) — Monthly	(5,510)
CMBX NA A.6 Index	(18,150)	127,889	14,068	5/11/63	(200 bp) — Monthly	(4,132)
CMBX NA A.6 Index	(14,603)	102,892	11,318	5/11/63	(200 bp) — Monthly	(3,324)

72 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA A.6 Index	$(7,269)	$51,737	$5,691	5/11/63	(200 bp) — Monthly	$(1,598)
CMBX NA A.6 Index	(96)	581	64	5/11/63	(200 bp) — Monthly	(33)
CMBX NA BB.10 Index	(107,469)	475,000	154,470	11/17/59	(500 bp) — Monthly	46,539
CMBX NA BB.6 Index	(31,267)	154,080	58,843	5/11/63	(500 bp) — Monthly	27,426
CMBX NA BB.7 Index	(303,312)	1,794,000	596,505	1/17/47	(500 bp) — Monthly	291,448
CMBX NA BB.7 Index	(2,270)	15,000	4,988	1/17/47	(500 bp) — Monthly	2,703
CMBX NA BB.7 Index	(1,147)	7,000	2,328	1/17/47	(500 bp) — Monthly	1,174
CMBX NA BB.9 Index	(2,155)	20,000	6,326	9/17/58	(500 bp) — Monthly	4,151
CMBX NA BB.9 Index	(731)	7,000	2,214	9/17/58	(500 bp) — Monthly	1,477
CMBX NA BB.9 Index	(476)	4,000	1,265	9/17/58	(500 bp) — Monthly	785
CMBX NA BBB−.12 Index	(49,648)	278,000	48,761	8/17/61	(300 bp) — Monthly	(1,049)
CMBX NA BBB−.12 Index	(4,289)	22,000	3,859	8/17/61	(300 bp) — Monthly	(443)
CMBX NA BBB−.13 Index	(3,713)	49,000	9,535	12/16/72	(300 bp) — Monthly	5,794
CMBX NA BBB−.7 Index	(9,501)	141,000	29,342	1/17/47	(300 bp) — Monthly	19,759
CMBX NA BBB−.7 Index	(4,210)	62,000	12,902	1/17/47	(300 bp) — Monthly	8,656
CMBX NA BBB−.7 Index	(759)	11,000	2,289	1/17/47	(300 bp) — Monthly	1,524
CMBX NA BBB−.7 Index	(312)	3,000	624	1/17/47	(300 bp) — Monthly	311
JPMorgan Securities LLC
CMBX NA BB.11 Index	(15,271)	28,000	6,026	11/18/54	(500 bp) — Monthly	(9,272)
CMBX NA BBB−.12 Index	(31,118)	259,000	45,429	8/17/61	(300 bp) — Monthly	14,160
CMBX NA BBB−.7 Index	(416,704)	1,775,000	369,378	1/17/47	(300 bp) — Monthly	(48,362)

Fixed Income Absolute Return Fund 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Merrill Lynch International
CMBX NA BB.10 Index	$(14,452)	$254,000	$82,601	11/17/59	(500 bp) — Monthly	$67,901
CMBX NA BBB−.6 Index	(311,197)	954,816	216,743	5/11/63	(300 bp) — Monthly	(95,011)
CMBX NA BBB−.6 Index	(164,301)	505,409	114,728	5/11/63	(300 bp) — Monthly	(49,868)
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(15,600)	93,010	10,231	5/11/63	(200 bp) — Monthly	(5,405)
CMBX NA A.6 Index	(4,165)	29,647	3,261	5/11/63	(200 bp) — Monthly	(916)
CMBX NA A.6 Index	(290)	1,744	192	5/11/63	(200 bp) — Monthly	(99)
CMBX NA A.6 Index	(84)	581	64	5/11/63	(200 bp) — Monthly	(20)
CMBX NA BB.10 Index	(78,440)	334,000	108,617	11/17/59	(500 bp) — Monthly	29,852
CMBX NA BB.10 Index	(54,068)	178,000	57,886	11/17/59	(500 bp) — Monthly	3,645
CMBX NA BB.10 Index	(13,319)	127,000	41,300	11/17/59	(500 bp) — Monthly	27,858
CMBX NA BB.9 Index	(3,939)	64,000	20,243	9/17/58	(500 bp) — Monthly	16,242
CMBX NA BB.9 Index	(1,845)	30,000	9,489	9/17/58	(500 bp) — Monthly	7,615
CMBX NA BB.9 Index	(977)	25,000	7,908	9/17/58	(500 bp) — Monthly	6,906
CMBX NA BB.9 Index	(676)	9,000	2,847	9/17/58	(500 bp) — Monthly	2,162
CMBX NA BB.9 Index	(324)	6,000	1,898	9/17/58	(500 bp) — Monthly	1,568
CMBX NA BB.9 Index	(50)	1,000	316	9/17/58	(500 bp) — Monthly	266
CMBX NA BBB−.10 Index	(31,090)	359,000	63,615	11/17/59	(300 bp) — Monthly	32,316
CMBX NA BBB−.10 Index	(31,018)	184,000	32,605	11/17/59	(300 bp) — Monthly	1,479
CMBX NA BBB−.10 Index	(21,346)	173,000	30,656	11/17/59	(300 bp) — Monthly	9,209
CMBX NA BBB−.10 Index	(25,780)	109,000	19,315	11/17/59	(300 bp) — Monthly	(6,529)
CMBX NA BBB−.10 Index	(26,573)	109,000	19,315	11/17/59	(300 bp) — Monthly	(7,322)
CMBX NA BBB−.10 Index	(11,922)	94,000	16,657	11/17/59	(300 bp) — Monthly	4,680
CMBX NA BBB−.10 Index	(11,034)	87,000	15,416	11/17/59	(300 bp) — Monthly	4,332

74 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.10 Index	$(13,752)	$63,000	$11,164	11/17/59	(300 bp) — Monthly	$(2,625)
CMBX NA BBB−.10 Index	(12,857)	56,000	9,923	11/17/59	(300 bp) — Monthly	(2,967)
CMBX NA BBB−.10 Index	(5,421)	25,000	4,430	11/17/59	(300 bp) — Monthly	(1,005)
CMBX NA BBB−.10 Index	(4,757)	22,000	3,898	11/17/59	(300 bp) — Monthly	(872)
CMBX NA BBB−.11 Index	(6,242)	20,000	3,112	11/18/54	(300 bp) — Monthly	(3,142)
CMBX NA BBB−.11 Index	(4,747)	15,000	2,334	11/18/54	(300 bp) — Monthly	(2,422)
CMBX NA BBB−.12 Index	(1,319)	32,000	5,613	8/17/61	(300 bp) — Monthly	4,275
CMBX NA BBB−.12 Index	(4,320)	13,000	2,280	8/17/61	(300 bp) — Monthly	(2,048)
CMBX NA BBB−.13 Index	(22,865)	371,000	72,197	12/16/72	(300 bp) — Monthly	49,115
CMBX NA BBB−.7 Index	(1,397)	22,000	4,578	1/17/47	(300 bp) — Monthly	3,169
CMBX NA BBB−.8 Index	(2,282)	18,000	3,026	10/17/57	(300 bp) — Monthly	733
CMBX NA BBB−.8 Index	(469)	3,000	504	10/17/57	(300 bp) — Monthly	34
Upfront premium received	—		Unrealized appreciation		1,537,632
Upfront premium (paid)	(3,194,967)		Unrealized (depreciation)		(431,849)
Total	$(3,194,967)		Total		$1,105,783
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/22
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
CDX NA HY Series 38 Index	B+/P	$4,062	$7,928,910	$60,815	6/20/27	500 bp — Quarterly	$111,129
Total	$4,062		$111,129
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2022. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Fixed Income Absolute Return Fund 75

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$3,221,926	$—
Collateralized loan obligations	—	34,287,074	—
Convertible bonds and notes	—	3,552,268	—
Corporate bonds and notes	—	54,640,534	—
Foreign government and agency bonds and notes	—	18,691,886	—
Mortgage-backed securities	—	137,326,472	—
Senior loans	—	17,738,744	—
U.S. government and agency mortgage obligations	—	425,063,437	—
U.S. treasury obligations	—	2,347,446	—
Short-term investments	4,027,000	80,562,523	—
Totals by level	$4,027,000	$777,432,310	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(280,314)	$—
Futures contracts	2,678,780	—	—
Forward premium swap option contracts	—	9,094,345	—
TBA sale commitments	—	(200,664,360)	—
Interest rate swap contracts	—	9,422,706	—
Credit default contracts	—	1,002,949	—
Totals by level	$2,678,780	$(181,424,674)	$—
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

76 Fixed Income Absolute Return Fund

Statement of assets and liabilities 10/31/22

ASSETS
Investment in securities, at value (Notes 1 and 11):
Unaffiliated issuers (identified cost $815,208,756)	$778,709,310
Affiliated issuers (identified cost $2,750,000) (Note 5)	2,750,000
Interest and other receivables	3,554,251
Receivable for shares of the fund sold	164,859
Receivable for investments sold	5,289,886
Receivable for sales of TBA securities (Note 1)	96,842,128
Receivable for variation margin on futures contracts (Note 1)	453,606
Receivable for variation margin on centrally cleared swap contracts (Note 1)	3,997,793
Unrealized appreciation on forward currency contracts (Note 1)	473,319
Unrealized appreciation on forward premium swap option contracts (Note 1)	18,686,084
Unrealized appreciation on OTC swap contracts (Note 1)	1,934,810
Premium paid on OTC swap contracts (Note 1)	3,210,519
Total assets	916,066,565

LIABILITIES
Payable to custodian	325,428
Payable for investments purchased	1,660,911
Payable for purchases of TBA securities (Note 1)	324,612,776
Payable for shares of the fund repurchased	631,879
Payable for compensation of Manager (Note 2)	179,446
Payable for Trustee compensation and expenses (Note 2)	114,774
Payable for distribution fees (Note 2)	27,218
Payable for variation margin on centrally cleared swap contracts (Note 1)	3,689,162
Unrealized depreciation on forward currency contracts (Note 1)	753,633
Unrealized depreciation on forward premium swap option contracts (Note 1)	9,591,739
TBA sale commitments, at value (proceeds receivable $203,261,485) (Note 1)	200,664,360
Unrealized depreciation on OTC swap contracts (Note 1)	2,169,725
Premium received on OTC swap contracts (Note 1)	2,079,722
Collateral on certain derivative contracts, at value (Notes 1 and 11)	9,854,612
Other accrued expenses	3,986
Total liabilities	556,359,371

Net assets	$359,707,194

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$548,538,448
Total distributable earnings (Note 1)	(188,831,254)
Total — Representing net assets applicable to capital shares outstanding	$359,707,194

(Continued on next page)

Fixed Income Absolute Return Fund 77

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($105,223,391 divided by 12,681,049 shares)	$8.30
Offering price per class A share (100/97.75 of $8.30)*	$8.49
Net asset value and offering price per class B share ($361,627 divided by 43,679 shares)**	$8.28
Net asset value and offering price per class C share ($5,097,138 divided by 616,316 shares)**	$8.27
Net asset value, offering price and redemption price per class P share
($180,381,568 divided by 21,660,987 shares)	$8.33
Net asset value, offering price and redemption price per class R share
($392,146 divided by 46,970 shares)	$8.35
Net asset value, offering price and redemption price per class R6 share
($1,213,967 divided by 145,752 shares)	$8.33
Net asset value, offering price and redemption price per class Y share
($67,037,357 divided by 8,075,058 shares)	$8.30

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

78 Fixed Income Absolute Return Fund

Statement of operations Year ended 10/31/22

INVESTMENT INCOME
Interest (including interest income of $19,209 from investments in affiliated issuers) (Note 5)	$20,345,209
Total investment income	20,345,209

EXPENSES
Compensation of Manager (Note 2)	1,852,175
Distribution fees (Note 2)	369,378
Other	3,695
Total expenses	2,225,248
Expense reduction (Note 2)	(1,478)
Net expenses	2,223,770

Net investment income	18,121,439

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(19,893,850)
Foreign currency transactions (Note 1)	22,460
Forward currency contracts (Note 1)	(929,951)
Futures contracts (Note 1)	10,236,480
Swap contracts (Note 1)	(4,725,454)
Written options (Note 1)	(23,520,429)
Total net realized loss	(38,810,744)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(16,156,972)
Assets and liabilities in foreign currencies	(3,174)
Forward currency contracts	1,670,339
Futures contracts	1,147,487
Swap contracts	16,234,544
Written options	4,478,479
Total change in net unrealized appreciation	7,370,703

Net loss on investments	(31,440,041)

Net decrease in net assets resulting from operations	$(13,318,602)

The accompanying notes are an integral part of these financial statements.

Fixed Income Absolute Return Fund 79

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/22	Year ended 10/31/21
Operations
Net investment income	$18,121,439	$17,100,826
Net realized loss on investments
and foreign currency transactions	(38,810,744)	(14,459,812)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	7,370,703	(4,232,749)
Net decrease in net assets resulting from operations	(13,318,602)	(1,591,735)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(5,932,966)	(4,465,400)
Class B	(23,268)	(23,543)
Class C	(300,192)	(361,574)
Class P	(9,885,836)	(6,564,523)
Class R	(13,124)	(10,921)
Class R6	(70,732)	(145,568)
Class Y	(4,537,163)	(4,287,598)
Decrease from capital share transactions (Note 4)	(45,348,532)	(52,386,295)
Total decrease in net assets	(79,430,415)	(69,837,157)

NET ASSETS
Beginning of year	439,137,609	508,974,766
End of year	$359,707,194	$439,137,609

The accompanying notes are an integral part of these financial statements.

80 Fixed Income Absolute Return Fund

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Fixed Income Absolute Return Fund 81

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
October 31, 2022	$9.04	.37	(.68)	(.31)	(.43)	—	(.43)	$8.30	(3.51)	$105,223.71		4.30	997
October 31, 2021	9.40	.32	(.38)	(.06)	(.30)	—	(.30)	9.04	(.73)	133,135.77		3.42	908
October 31, 2020	9.83	.29	(.36)	(.07)	(.23)	(.13)	(.36)	9.40	(.67)	139,880.78		3.05	844
October 31, 2019	9.73	.34	.22	.56	(.46)	—	(.46)	9.83	5.93	151,339.86		3.49	632
October 31, 2018	10.06	.38	(.13)	.25	(.58)	—	(.58)	9.73	2.59	160,939.79		3.87	532
Class B
October 31, 2022	$9.01	.36	(.68)	(.32)	(.41)	—	(.41)	$8.28	(3.64)	$362.91		4.14	997
October 31, 2021	9.37	.31	(.39)	(.08)	(.28)	—	(.28)	9.01	(.97)	616.97		3.24	908
October 31, 2020	9.80	.28	(.37)	(.09)	(.22)	(.12)	(.34)	9.37	(.91)	1,033.98		2.97	844
October 31, 2019	9.70	.32	.21	.53	(.43)	—	(.43)	9.80	5.69	1,699	1.06	3.37	632
October 31, 2018	10.00	.36	(.13)	.23	(.53)	—	(.53)	9.70	2.42	2,841.99		3.68	532
Class C
October 31, 2022	$9.00	.29 [e]	(.65)	(.36)	(.37)	—	(.37)	$8.27	(4.16)	$5,097	1.46[e]	3.38	997
October 31, 2021	9.36	.24	(.37)	(.13)	(.23)	—	(.23)	9.00	(1.52)	9,014	1.52	2.53	908
October 31, 2020	9.79	.22	(.36)	(.14)	(.19)	(.10)	(.29)	9.36	(1.44)	24,205	1.53	2.37	844
October 31, 2019	9.70	.27	.20	.47	(.38)	—	(.38)	9.79	5.04	40,918	1.61	2.76	632
October 31, 2018	9.96	.30	(.11)	.19	(.45)	—	(.45)	9.70	1.92	54,654	1.54	3.11	532
Class P
October 31, 2022	$9.07	.40	(.68)	(.28)	(.46)	—	(.46)	$8.33	(3.24)	$180,382.46		4.59	997
October 31, 2021	9.43	.35	(.39)	(.04)	(.32)	—	(.32)	9.07	(.47)	192,596.52		3.69	908
October 31, 2020	9.86	.31	(.35)	(.04)	(.25)	(.14)	(.39)	9.43	(.42)	188,742.53		3.30	844
October 31, 2019	9.76	.36	.22	.58	(.48)	—	(.48)	9.86	6.18	162,120.61		3.73	632
October 31, 2018	10.11	.41	(.13)	.28	(.63)	—	(.63)	9.76	2.88	138,235.54		4.14	532
Class R
October 31, 2022	$9.09	.36	(.69)	(.33)	(.41)	—	(.41)	$8.35	(3.76)	$392.96		4.12	997
October 31, 2021	9.45	.30	(.38)	(.08)	(.28)	—	(.28)	9.09	(.97)	334	1.02	3.15	908
October 31, 2020	9.88	.26	(.35)	(.09)	(.22)	(.12)	(.34)	9.45	(.91)	355	1.03	2.77	844
October 31, 2019	9.78	.31	.22	.53	(.43)	—	(.43)	9.88	5.64	388	1.11	3.20	632
October 31, 2018	10.09	.36	(.13)	.23	(.54)	—	(.54)	9.78	2.36	196	1.04	3.59	532
Class R6
October 31, 2022	$9.07	.40	(.68)	(.28)	(.46)	—	(.46)	$8.33	(3.24)	$1,214.46		4.59	997
October 31, 2021	9.43	.35	(.39)	(.04)	(.32)	—	(.32)	9.07	(.47)	1,509.52		3.66	908
October 31, 2020	9.86	.31	(.35)	(.04)	(.25)	(.14)	(.39)	9.43	(.42)	10,989.53		3.29	844
October 31, 2019	9.76	.36	.22	.58	(.48)	—	(.48)	9.86	6.17	9,865.61		3.74	632
October 31, 2018	10.11	.41	(.13)	.28	(.63)	—	(.63)	9.76	2.87	9,091.54		4.13	532

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

82 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 83

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class Y
October 31, 2022	$9.04	.40	(.68)	(.28)	(.46)	—	(.46)	$8.30	(3.25)	$67,037.46		4.59	997
October 31, 2021	9.40	.35	(.39)	(.04)	(.32)	—	(.32)	9.04	(.48)	101,933.52		3.70	908
October 31, 2020	9.83	.32	(.36)	(.04)	(.25)	(.14)	(.39)	9.40	(.42)	143,770.53		3.38	844
October 31, 2019	9.74	.37	.20	.57	(.48)	—	(.48)	9.83	6.08	194,904.61		3.77	632
October 31, 2018	10.09	.41	(.13)	.28	(.63)	—	(.63)	9.74	2.89	192,459.54		4.15	532

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class differences for the period due to the timing of subscriptions into the class or redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

84 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 85

Notes to financial statements 10/31/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2021 through October 31, 2022.

Putnam Fixed Income Absolute Return Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek positive total return. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, collateralized loan obligations (“CLOs”), and collateralized mortgage obligations. The fund currently has significant investment exposure to residential and commercial mortgage-backed investments. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, bonds with moderate exposure to interest rate and credit risks. Under normal circumstances, Putnam Management will invest at least 80% of the fund’s net assets in fixed-income securities (fixed-income securities include any debt instrument, and may be represented by other investment instruments, including derivatives). This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes. Accordingly, the fund may use derivatives to a significant extent to obtain or enhance exposure to the fixed-income sectors and strategies mentioned above, and to hedge against risk.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A*	Up to 2.25%	bought with no initial sales charge	None
Converts to class A shares
Class B#	None	1.00% phased out over two years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class P”	None	None	None
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Effective February 28, 2023, the sales charge will be increased to a percentage of up to 4.00%.

# Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

§ Intended for institutional and other investors who meet the $5,000,000 minimum investment and who are not purchasing through an intermediary.

” Only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

† Not available to all investors.

86 Fixed Income Absolute Return Fund

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including

Fixed Income Absolute Return Fund 87

movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $55,244,550 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in

88 Fixed Income Absolute Return Fund

the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Fixed Income Absolute Return Fund 89

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

90 Fixed Income Absolute Return Fund

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

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TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $395,383 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $831,896 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

92 Fixed Income Absolute Return Fund

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$95,481,530	$48,514,538	$143,996,068

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from realized and unrealized gains and losses on certain futures contracts, from income on swap contracts, from interest-only securities and from litigation and/or restitution payments. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,483,127 to decrease undistributed net investment income and $1,483,127 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$78,739,412
Unrealized depreciation	(129,621,199)
Net unrealized depreciation	(50,881,787)
Undistributed ordinary income	6,054,771
Capital loss carryforward	(143,996,068)
Cost for federal income tax purposes	$653,595,203

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.60% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofA U.S. Treasury Bill Index plus 3.00% over the thirty-six month period then ended (the performance period). The maximum annualized performance adjustment rate is +/- 0.12%. Each month, the performance adjustment rate is multiplied by the fund’s average

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net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.458% of the fund’s average net assets, which included an effective base fee of 0.600% and a decrease of 0.142% ($573,789) based on performance.

Putnam Management has contractually agreed, through February 28, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.35%) of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.35%) of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,478 under the expense offset arrangements.

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Each Independent Trustee of the fund receives an annual Trustee fee, of which $319, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$296,844
Class B	1.00%	0.45%	2,158
Class C	1.00%	1.00%	68,973
Class R	1.00%	0.50%	1,403
Total			$369,378

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,649 from the sale of class A shares and received $3 and $212 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $15 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$4,548,542,511	$4,524,372,506
U.S. government securities (Long-term)	—	—
Total	$4,548,542,511	$4,524,372,506

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

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Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	1,655,800	$14,387,783	3,018,790	$28,769,751
Shares issued in connection with
reinvestment of distributions	651,790	5,657,007	449,507	4,240,597
	2,307,590	20,044,790	3,468,297	33,010,348
Shares repurchased	(4,361,331)	(37,908,914)	(3,617,428)	(34,204,534)
Net decrease	(2,053,741)	$(17,864,124)	(149,131)	$(1,194,186)

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	2,719	$23,710	1,345	$12,777
Shares issued in connection with
reinvestment of distributions	2,682	23,268	2,446	23,060
	5,401	46,978	3,791	35,837
Shares repurchased	(30,040)	(261,186)	(45,719)	(432,296)
Net decrease	(24,639)	$(214,208)	(41,928)	$(396,459)

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	38,705	$336,567	129,031	$1,222,034
Shares issued in connection with
reinvestment of distributions	34,043	295,268	37,577	354,872
	72,748	631,835	166,608	1,576,906
Shares repurchased	(457,500)	(3,967,429)	(1,750,668)	(16,683,455)
Net decrease	(384,752)	$(3,335,594)	(1,584,060)	$(15,106,549)

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class P	Shares	Amount	Shares	Amount
Shares sold	7,954,761	$69,354,955	15,917,117	$151,466,493
Shares issued in connection with
reinvestment of distributions	1,136,023	9,884,543	693,509	6,564,523
	9,090,784	79,239,498	16,610,626	158,031,016
Shares repurchased	(8,666,619)	(75,349,909)	(15,382,964)	(146,514,244)
Net increase	424,165	$3,889,589	1,227,662	$11,516,772

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class R	Shares	Amount	Shares	Amount
Shares sold	24,096	$203,409	8,165	$77,986
Shares issued in connection with
reinvestment of distributions	1,508	13,124	1,151	10,921
	25,604	216,533	9,316	88,907
Shares repurchased	(15,439)	(135,968)	(10,063)	(95,054)
Net increase (decrease)	10,165	$80,565	(747)	$(6,147)

96 Fixed Income Absolute Return Fund

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	7,972	$70,214	138,822	$1,332,356
Shares issued in connection with
reinvestment of distributions	8,118	70,732	15,264	145,568
	16,090	140,946	154,086	1,477,924
Shares repurchased	(36,745)	(324,726)	(1,152,671)	(11,092,075)
Net decrease	(20,655)	$(183,780)	(998,585)	$(9,614,151)

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,264,410	$28,503,132	4,352,295	$41,512,026
Shares issued in connection with
reinvestment of distributions	517,412	4,494,864	449,507	4,248,199
	3,781,822	32,997,996	4,801,802	45,760,225
Shares repurchased	(6,980,317)	(60,718,976)	(8,814,874)	(83,345,800)
Net decrease	(3,198,495)	$(27,720,980)	(4,013,072)	$(37,585,575)

At the close of the reporting period, the Putnam RetirementReady Funds owned 50.1% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/21	cost	proceeds	income	of 10/31/22
Short-term investments
Putnam Short Term
Investment Fund**	$23,846,323	$50,509,658	$71,605,981	$19,209	$2,750,000
Total Short-term
investments	$23,846,323	$50,509,658	$71,605,981	$19,209	$2,750,000

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Fixed Income Absolute Return Fund 97

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Actions by shareholders

On October 19, 2022 the fund’s shareholders approved a change in the fund’s management fee structure. Effective on or about March 1, 2023, the fund’s base management fee will be reduced from 0.60% to 0.39% of the monthly average of the fund’s average net assets and the fund’s management fee will no longer have a performance adjustment.

Note 9: Strategy and name change

Shareholders were informed through a supplement to the fund’s prospectus dated July 21, 2022 that Putnam Management has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s investment strategy in order to align with the needs of Putnam Management’s clients and the broader marketplace. In connection with these changes, the fund’s name will change to Putnam Core Bond Fund. Putnam Management anticipates that the changes will be effective on or about the first quarter of 2023. See the prospectus supplement for more information.

98 Fixed Income Absolute Return Fund

Note 10: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency option contracts (contract amount)	$6,800,000
Purchased swap option contracts (contract amount)	$1,121,000,000
Written currency option contracts (contract amount)	$510,000
Written swap option contracts (contract amount)	$932,400,000
Futures contracts (number of contracts)	900
Forward currency contracts (contract amount)	$117,900,000
Centrally cleared interest rate swap contracts (notional)	$1,210,100,000
Centrally cleared total return swap contracts (notional)	$7,100,000
OTC credit default contracts (notional)	$48,300,000
Centrally cleared credit default contracts (notional)	$1,800,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
	Receivables, Net
	assets — Unrealized
Credit contracts	appreciation	$4,407,817*	Payables	$3,404,868
Foreign exchange
contracts	Receivables	473,319	Payables	753,633
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	70,856,212*	Unrealized depreciation	49,660,381*
Total		$75,737,348		$53,818,882

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Fixed Income Absolute Return Fund 99

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(3,882,304)	$(3,882,304)
Foreign exchange contracts	(361,854)	—	(929,951)	—	$(1,291,805)
Interest rate contracts	(13,955,112)	10,236,480	—	(843,150)	$(4,561,782)
Total	$(14,316,966)	$10,236,480	$(929,951)	$(4,725,454)	$(9,735,891)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$4,576,690	$4,576,690
Foreign exchange contracts	376,242	—	1,670,339	—	$2,046,581
Interest rate contracts	7,924,282	1,147,487	—	11,657,854	$20,729,623
Total	$8,300,524	$1,147,487	$1,670,339	$16,234,544	$27,352,894

100 Fixed Income Absolute Return Fund

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Fixed Income Absolute Return Fund 101

Note 11: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:
Centrally cleared
interest rate
swap contracts§	$—	$—	$3,997,793	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,997,793
OTC Credit
default
contracts —
protection
sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit
default
contracts —
protection
purchased*#	—	—	—	—	—	1,170,324	702,985	1,011,798	—	—	419,619	412,972	583,052	—	—	—	—	—	—	4,300,750
Centrally cleared
credit default
contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures
contracts§	—	—	—	—	—	—	—	—	—	—	453,606	—	—	—	—	—	—	—	—	453,606
Forward
currency
contracts#	527	—	—	—	114	—	—	1,468	1,006	20,552	—	—	313,250	43	77,777	54,472	2,031	—	2,079	473,319
Forward
premium
swap option
contracts#	4,500,960	243,784	—	—	7,127,007	—	—	1,918,936	—	1,596,485	—	—	1,499,591	—	—	469,227	1,330,094	—	—	18,686,084
Repurchase
agreements**	—	—	—	—	—	54,161,000	—	—	—	—	—	—	—	—	—	—	—	—	—	54,161,000
Total Assets	$4,501,487	$243,784	$3,997,793	$—	$7,127,121	$55,331,324	$702,985	$2,932,202	$1,006	$1,617,037	$873,225	$412,972	$2,395,893	$43	$77,777	$523,699	$1,332,125	$—	$2,079	$87,072,552
Liabilities:
Centrally cleared
interest rate
swap contracts§	$—	$—	$3,636,493	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,636,493
OTC Credit
default
contracts —
protection
sold*#	330,619	—	—	—	—	1,447,757	460,542	319,231	—	—	330,331	—	516,388	—	—	—	—	—	—	3,404,868
OTC Credit
default
contracts —
protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

102 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 103

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Centrally cleared
credit default
contracts§	$—	$—	$52,669	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$52,669
Futures
contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward
currency
contracts#	153	5,755	—	—	—	—	—	105,979	44,597	724	—	—	39,940	—	76,678	2,701	454,533	—	22,573	753,633
Forward
premium
swap option
contracts#	2,869,387	145,712	—	—	2,823,323	—	—	927,338	—	1,515,451	—	—	547,345	—	—	157,910	551,408	53,865	—	9,591,739
Total Liabilities	$3,200,159	$151,467	$3,689,162	$—	$2,823,323	$1,447,757	$460,542	$1,352,548	$44,597	$1,516,175	$330,331	$—	$1,103,673	$—	$76,678	$160,611	$1,005,941	$53,865	$22,573	$17,439,402
Total Financial
and Derivative
Net Assets	$1,301,328	$92,317	$308,631	$—	$4,303,798	$53,883,567	$242,443	$1,579,654	$(43,591)	$100,862	$542,894	$412,972	$1,292,220	$43	$1,099	$363,088	$326,184	$(53,865)	$(20,494)	$64,633,150
Total collateral
received
(pledged)†##	$996,927	$92,317	$—	$—	$4,220,986	$53,883,567	$242,443	$1,050,000	$—	$94,000	$140,000	$412,972	$1,263,000	$—	$—	$340,000	$326,184	$—	$—
Net amount	$304,401	$—	$308,631	$—	$82,812	$—	$—	$529,654	$(43,591)	$6,862	$402,894	$—	$29,220	$43	$1,099	$23,088	$—	$(53,865)	$(20,494)
Controlled
collateral
received
(including TBA
commitments)**	$1,481,858	$120,000	$—	$—	$4,220,986	$—	$250,000	$1,050,000	$—	$94,000	$140,000	$494,768	$1,263,000	$—	$—	$340,000	$400,000	$—	$—	$9,854,612
Uncontrolled
collateral
received	$—	$—	$—	$—	$—	$55,244,550	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$55,244,550
Collateral
(pledged)
(including TBA
commitments)**	$(484,931)	$—	$—	$(418,985)	$—	$(1,970,169)	$—	$—	$—	$—	$(1,297,516)	$—	$—	$—	$—	$—	$—	$—	$—	$(4,171,601)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $951,084 and $5,508,945, respectively.

Note 12: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The adoption of the guidance will not have a material impact on the fund’s financial statements.

104 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 105

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

106 Fixed Income Absolute Return Fund

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	3,583,882,479	32,417,735
Barbara M. Baumann	3,584,377,892	31,922,322
Katinka Domotorffy	3,584,956,517	31,343,697
Catharine Bond Hill	3,586,682,827	29,617,387
Kenneth R. Leibler	3,569,431,371	46,868,843
Jennifer Williams Murphy	3,581,263,937	35,036,277
Marie Pillai	3,578,125,932	38,174,282
George Putnam, III	3,576,315,198	39,985,016
Robert L. Reynolds	3,579,411,077	36,889,137
Manoj P. Singh	3,582,573,738	33,726,476
Mona K. Sutphen	3,588,302,923	27,997,291

October 19, 2022 special meeting

A proposal to approve a management contract that will reduce your fund’s base management fee and eliminate the performance adjustment component of your fund’s management fee was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
27,577,176	298,410	507,280	—

All tabulations are rounded to the nearest whole number.

Fixed Income Absolute Return Fund 107

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

108 Fixed Income Absolute Return Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2022, there were 102 funds in the Putnam fund complex, including 96 Putnam Funds and six funds in Putnam ETF Trust. Each Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Fixed Income Absolute Return Fund 109

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

110 Fixed Income Absolute Return Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Core Equity Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Focused Equity Fund	Floating Rate Income Fund
Focused International Equity Fund	Global Income Trust
International Capital Opportunities Fund	Government Money Market Fund*
International Equity Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Fixed Income Absolute Return Fund 111

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

112 Fixed Income Absolute Return Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisors	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
Independent Registered	Vice President, Treasurer,	Vice President and
Public Accounting Firm	and Clerk	Chief Legal Officer
PricewaterhouseCoopers LLP
	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Fixed Income Absolute Return Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2022	$103,594	$ —	$9,592	$ —
October 31, 2021	$93,237	$ —	$10,645	$ —

For the fiscal years ended October 31, 2022 and October 31, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $307,875 and $275,544 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2022	$ —	$298,283	$ —	$ —
October 31, 2021	$ —	$264,899	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 29, 2022